Exhibit 99.2

Fourth Quarter Financial Supplement

December 31, 2014

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4-5
Financial Highlights	6

Fourth Quarter Results
Consolidated Net Income (Loss) by Quarter	8
Net Operating Income (Loss) by Segment by Quarter	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13
Deferred Acquisition Costs (DAC) Rollforward	14

Quarterly Results
Net Operating Income (Loss) and Sales—U.S. Life Insurance Division	16-24
Net Operating Income and Sales—Global Mortgage Insurance Division	26-50
Net Operating Loss and Other Metrics—Corporate and Other Division	52-63

Additional Financial Data
Investments Summary	65
Fixed Maturity Securities Summary	66
Commercial Mortgage Loans Summary	67-68
General Account GAAP Net Investment Income Yields	69
Net Investment Gains (Losses), Net—Detail	70

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	72
Reconciliation of Core Yield	73

Corporate Information
Industry Ratings	75-76

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Dear Investor,

Thank you for your continued interest in Genworth Financial.

During the fourth quarter of 2014, the company completed its annual loss recognition testing for its long-term care insurance business that resulted in after-tax charges of $478 million on its acquired blocks. The company updated its margin assumptions and methodologies, informed by the work done in connection with the claim reserve review completed in the third quarter of 2014. The company is required to separately test its acquired long-term care insurance blocks for recoverability as part of its loss recognition testing which resulted in a negative margin for those blocks, and the company unlocked the associated active life reserve assumptions, while the margin on the remaining blocks was positive.

During the fourth quarter of 2014 in connection with the preparation of its financial statements, the company recorded after-tax goodwill impairments of $129 million in the long-term care insurance business and $145 million in the life insurance business, in each case, as a result of current market conditions and potential further decreases in sales. The impairments reduced the goodwill of these two businesses to zero.

There was also a $66 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. Although no decisions have been made, the company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company completed an internal debt restructuring recognizing tax benefits of $108 million in the fourth quarter of 2014.

Please feel free to call with any questions or comments.

Regards,

Amy Corbin

Investor Relations

804 662.2685

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt and gains (losses) on insurance block transactions are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

In the fourth quarter of 2014, the company recorded goodwill impairments of $129 million, net of taxes, in the long-term care insurance business and $145 million, net of taxes, in the life insurance business. In the third quarter of 2014, the company recorded goodwill impairments of $167 million, net of taxes, in the long-term care insurance business and $350 million, net of taxes, in the life insurance business.

The following transactions were excluded from net operating income (loss) for the periods presented as they related to the loss on the early extinguishment of debt. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015. In the third quarter of 2013, the company paid a make-whole expense of approximately $20 million, net of taxes, related to the early redemption of Genworth Holdings’ notes that were scheduled to mature in 2015.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than the following items. There was a $66 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. Although no decisions have been made, the company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company completed an internal debt restructuring recognizing tax benefits of $108 million in the fourth quarter of 2014. Also, in the second quarter of 2013, the company recorded a $13 million, net of taxes, expense related to restructuring costs.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 72 and 73 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 70).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for long-term care and term life insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/deposits, premium equivalents, new premiums/deposits, new insurance written and net premiums written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure-related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under the company’s master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to the company’s loss mitigation actions, the results of which have been included in the company’s reported estimated loss mitigation savings, are subject to re-default and may result in a potential claim in future periods, as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,477	$11,231	$12,070	$12,032	$11,851
Total accumulated other comprehensive income	4,446	3,934	4,161	3,483	2,542

Total Genworth Financial, Inc.’s stockholders’ equity	$14,923	$15,165	$16,231	$15,515	$14,393

Book value per common share	$30.04	$30.54	$32.68	$31.27	$29.08
Book value per common share, excluding accumulated other comprehensive income	$21.09	$22.62	$24.31	$24.25	$23.95
Common shares outstanding as of the balance sheet date	496.7	496.6	496.6	496.2	494.8

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
GAAP Basis ROE	-10.8%	-2.3%	5.7%	5.5%	4.8%
Operating ROE(1)	-3.3%	1.9%	5.8%	5.6%	5.3%

	Three months ended
Quarterly Average ROE	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
GAAP Basis ROE	-28.0%	-29.0%	5.8%	6.2%	7.1%
Operating ROE(1)	-15.3%	-10.9%	5.2%	6.5%	6.6%

Basic and Diluted Shares	Three months ended December 31, 2014	Twelve months ended December 31, 2014
Weighted-average common shares used in basic earnings per common share calculations	496.7	496.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average common shares used in diluted earnings per common share calculations(2)	496.7	496.4

(1)	See page 72 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss and net operating loss for the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 499.9 million and 502.0 million, respectively.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,386	$1,395	$1,343	$1,307	$5,431	$1,310	$1,291	$1,286	$1,261	$5,148
Net investment income	819	805	813	805	3,242	835	801	821	814	3,271
Net investment gains (losses)	(10)	(27)	34	(17)	(20)	26	(23)	21	(61)	(37)
Insurance and investment product fees and other	229	231	225	227	912	241	248	243	289	1,021

Total revenues	2,424	2,404	2,415	2,322	9,565	2,412	2,317	2,371	2,303	9,403

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,184	1,986	1,256	1,194	6,620	1,256	1,169	1,269	1,201	4,895
Interest credited	185	185	184	183	737	186	184	184	184	738
Acquisition and operating expenses, net of deferrals	405	398	404	378	1,585	406	407	413	433	1,659
Amortization of deferred acquisition costs and intangibles	156	143	138	134	571	128	182	137	122	569
Goodwill impairment	299	550	—	—	849	—	—	—	—	—
Interest expense	118	114	120	127	479	121	124	121	126	492

Total benefits and expenses	3,347	3,376	2,102	2,016	10,841	2,097	2,066	2,124	2,066	8,353

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(923)	(972)	313	306	(1,276)	315	251	247	237	1,050
Provision (benefit) for income taxes	(215)	(185)	85	87	(228)	70	105	73	76	324

INCOME (LOSS) FROM CONTINUING OPERATIONS	(708)	(787)	228	219	(1,048)	245	146	174	161	726
Income (loss) from discontinued operations, net of taxes(1)	—	—	—	—	—	—	2	6	(20)	(12)

NET INCOME (LOSS)	(708)	(787)	228	219	(1,048)	245	148	180	141	714
Less: net income attributable to noncontrolling interests	52	57	52	35	196	37	40	39	38	154

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(760)	$(844)	$176	$184	$(1,244)	$208	$108	$141	$103	$560

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.42	$0.21	$0.27	$0.25	$1.16
Diluted	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.42	$0.21	$0.27	$0.25	$1.15
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.41	$0.22	$0.28	$0.21	$1.12
Weighted-average common shares outstanding
Basic	496.7	496.6	496.6	495.8	496.4	494.7	494.0	493.4	492.5	493.6
Diluted(2)	496.7	496.6	503.6	502.7	496.4	501.2	499.3	497.5	496.8	498.7

(1)	Income (loss) from discontinued operations related to the wealth management business, which was sold on August 30, 2013.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations and net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Long-Term Care Insurance	$(506)	$(361)	$6	$46	$(815)	$42	$41	$26	$20	$129
Life Insurance	1	13	39	21	74	56	54	27	36	173
Fixed Annuities	23	26	24	27	100	21	16	26	29	92

Total U.S. Life Insurance segment	(482)	(322)	69	94	(641)	119	111	79	85	394

Total U.S. Life Insurance Division	(482)	(322)	69	94	(641)	119	111	79	85	394

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	36	46	47	41	170	44	41	43	42	170
Australia(1)	33	48	57	62	200	66	61	55	46	228
Other Countries	(7)	(7)	(7)	(4)	(25)	(9)	(12)	(9)	(7)	(37)

Total International Mortgage Insurance segment	62	87	97	99	345	101	90	89	81	361
U.S. Mortgage Insurance segment	21	(2)	39	33	91	6	(3)	13	21	37

Total Global Mortgage Insurance Division	83	85	136	132	436	107	87	102	102	398

Corporate and Other Division
International Protection segment	(4)	3	2	7	8	13	4	1	6	24
Runoff segment	16	5	15	12	48	19	25	6	16	66
Corporate and Other	(29)	(88)	(64)	(51)	(232)	(65)	(88)	(55)	(58)	(266)

Total Corporate and Other Division	(17)	(80)	(47)	(32)	(176)	(33)	(59)	(48)	(36)	(176)

NET OPERATING INCOME (LOSS)	(416)	(317)	158	194	(381)	193	139	133	151	616
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	(4)	(10)	20	(10)	(4)	15	(13)	15	(28)	(11)
Goodwill impairment, net	(274)	(517)	—	—	(791)	—	—	—	—	—
Gains (losses) on early extinguishment of debt, net	—	—	(2)	—	(2)	—	(20)	—	—	(20)
Tax impact from potential business portfolio changes	(66)	—	—	—	(66)	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	(13)	—	(13)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	—	2	6	(20)	(12)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(760)	(844)	176	184	(1,244)	208	108	141	103	560
Add: net income attributable to noncontrolling interests	52	57	52	35	196	37	40	39	38	154

NET INCOME (LOSS)	$(708)	$(787)	$228	$219	$(1,048)	$245	$148	$180	$141	$714

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.42	$0.22	$0.29	$0.21	$1.13
Diluted	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)	$0.41	$0.22	$0.28	$0.21	$1.12
Net operating income (loss) per common share
Basic	$(0.84)	$(0.64)	$0.32	$0.39	$(0.77)	$0.39	$0.28	$0.27	$0.31	$1.25
Diluted	$(0.84)	$(0.64)	$0.31	$0.39	$(0.77)	$0.38	$0.28	$0.27	$0.30	$1.24
Weighted-average common shares outstanding
Basic	496.7	496.6	496.6	495.8	496.4	494.7	494.0	493.4	492.5	493.6
Diluted(2)	496.7	496.6	503.6	502.7	496.4	501.2	499.3	497.5	496.8	498.7

(1)	Adjusted for 33.8% owned by noncontrolling interests after the initial public offering of the Australian mortgage insurance business on May 21, 2014. The following table shows Australia’s net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Australia’s Net Operating Income	$54	$66	$255	$228
Less: Net Operating Income Attributable to Noncontrolling Interests	21	—	55	—

Australia’s Net Operating Income Available to Genworth Financial, Inc.’s Common Stockholders	$33	$66	$200	$228

(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$62,447	$62,317	$62,360	$60,244	$58,629
Equity securities available-for-sale, at fair value	282	313	320	349	341
Commercial mortgage loans	6,100	6,077	5,986	5,894	5,899
Restricted commercial mortgage loans related to securitization entities	201	209	217	227	233
Policy loans	1,501	1,512	1,514	1,438	1,434
Other invested assets	2,296	2,281	1,963	1,875	1,686
Restricted other invested assets related to securitization entities	411	404	404	398	391

Total investments	73,238	73,113	72,764	70,425	68,613
Cash and cash equivalents	4,918	3,477	4,138	4,360	4,214
Accrued investment income	685	719	642	752	678
Deferred acquisition costs	5,042	5,085	5,085	5,177	5,278
Intangible assets	272	300	266	327	399
Goodwill	16	316	867	866	867
Reinsurance recoverable	17,346	17,374	17,276	17,234	17,219
Other assets	633	710	695	691	639
Separate account assets	9,208	9,420	9,911	9,933	10,138

Total assets	$111,358	$110,514	$111,644	$109,765	$108,045

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$35,915	$34,697	$34,497	$34,076	$33,705
Policyholder account balances	26,043	25,827	25,834	25,881	25,528
Liability for policy and contract claims	8,043	7,987	7,223	7,156	7,204
Unearned premiums	3,986	4,085	4,191	4,075	4,107
Other liabilities	3,604	3,605	3,702	3,777	4,096
Borrowings related to securitization entities	219	225	233	239	242
Non-recourse funding obligations	1,996	2,010	2,024	2,030	2,038
Long-term borrowings	4,639	4,662	4,691	5,150	5,161
Deferred tax liability	908	875	1,074	714	206
Separate account liabilities	9,208	9,420	9,911	9,933	10,138

Total liabilities	94,561	93,393	93,380	93,031	92,425

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,997	11,991	11,986	12,124	12,127

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,431	2,047	2,109	1,606	914
Net unrealized gains (losses) on other-than-temporarily impaired securities	22	20	19	18	12

Net unrealized investment gains (losses)	2,453	2,067	2,128	1,624	926

Derivatives qualifying as hedges	2,070	1,753	1,652	1,538	1,319
Foreign currency translation and other adjustments	(77)	114	381	321	297

Total accumulated other comprehensive income	4,446	3,934	4,161	3,483	2,542
Retained earnings	1,179	1,939	2,783	2,607	2,423
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,923	15,165	16,231	15,515	14,393
Noncontrolling interests	1,874	1,956	2,033	1,219	1,227

Total stockholders’ equity	16,797	17,121	18,264	16,734	15,620

Total liabilities and stockholders’ equity	$111,358	$110,514	$111,644	$109,765	$108,045

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$61,555	$8,540	$2,240	$1,455	$2,602	$2,449	$78,841
Deferred acquisition costs and intangible assets	4,589	179	24	215	311	12	5,330
Reinsurance recoverable	16,408	23	27	32	856	—	17,346
Deferred tax and other assets	354	73	33	131	(6)	48	633
Separate account assets	—	—	—	—	9,208	—	9,208

Total assets	$82,906	$8,815	$2,324	$1,833	$12,971	$2,509	$111,358

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$35,911	$—	$—	$—	$4	$—	$35,915
Policyholder account balances	22,874	—	—	11	3,158	—	26,043
Liability for policy and contract claims	6,434	308	1,180	106	15	—	8,043
Unearned premiums	639	2,723	178	439	7	—	3,986
Non-recourse funding obligations	2,026	—	—	—	—	(30)	1,996
Deferred tax and other liabilities	4,047	375	(719)	460	(208)	557	4,512
Borrowings and capital securities	—	488	—	—	13	4,357	4,858
Separate account liabilities	—	—	—	—	9,208	—	9,208

Total liabilities	71,931	3,894	639	1,016	12,197	4,884	94,561

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,668	2,888	1,666	815	793	(2,353)	10,477
Allocated accumulated other comprehensive income (loss)	4,307	159	19	2	(19)	(22)	4,446

Total Genworth Financial, Inc.’s stockholders’ equity	10,975	3,047	1,685	817	774	(2,375)	14,923
Noncontrolling interests	—	1,874	—	—	—	—	1,874

Total stockholders’ equity	10,975	4,921	1,685	817	774	(2,375)	16,797

Total liabilities and stockholders’ equity	$82,906	$8,815	$2,324	$1,833	$12,971	$2,509	$111,358

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2014
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$59,897	$8,897	$2,236	$1,520	$2,556	$2,203	$77,309
Deferred acquisition costs and intangible assets	4,913	184	23	238	327	16	5,701
Reinsurance recoverable	16,434	23	28	32	857	—	17,374
Deferred tax and other assets	370	119	35	153	(8)	41	710
Separate account assets	—	—	—	—	9,420	—	9,420

Total assets	$81,614	$9,223	$2,322	$1,943	$13,152	$2,260	$110,514

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$34,693	$—	$—	$—	$4	$—	$34,697
Policyholder account balances	22,720	—	—	11	3,096	—	25,827
Liability for policy and contract claims	6,269	355	1,239	107	17	—	7,987
Unearned premiums	624	2,806	159	488	8	—	4,085
Non-recourse funding obligations	2,040	—	—	—	—	(30)	2,010
Deferred tax and other liabilities	4,115	264	(728)	379	(73)	523	4,480
Borrowings and capital securities	—	511	—	—	13	4,363	4,887
Separate account liabilities	—	—	—	—	9,420	—	9,420

Total liabilities	70,461	3,936	670	985	12,485	4,856	93,393

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,536	3,056	1,633	929	688	(2,611)	11,231
Allocated accumulated other comprehensive income (loss)	3,617	275	19	29	(21)	15	3,934

Total Genworth Financial, Inc.’s stockholders’ equity	11,153	3,331	1,652	958	667	(2,596)	15,165
Noncontrolling interests	—	1,956	—	—	—	—	1,956

Total stockholders’ equity	11,153	5,287	1,652	958	667	(2,596)	17,121

Total liabilities and stockholders’ equity	$81,614	$9,223	$2,322	$1,943	$13,152	$2,260	$110,514

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of September 30, 2014	$4,726	$153	$15	$215	$312	$—	$5,421
Costs deferred	83	16	2	16	—	—	117
Amortization, net of interest accretion	(77)	(11)	(1)	(26)	(13)	—	(128)
Impact of foreign currency translation	—	(8)	—	(12)	—	—	(20)

Unamortized balance as of December 31, 2014	4,732	150	16	193	299	—	5,390
Effect of accumulated net unrealized investment (gains) losses	(342)	—	—	—	(6)	—	(348)

Balance as of December 31, 2014	$4,390	$150	$16	$193	$293	$—	$5,042

(1)	Amortization, net of interest accretion, included $1 million of amortization related to net investment losses for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$827	$821	$762	$759	$3,169	$761	$751	$738	$707	$2,957
Net investment income	676	658	671	660	2,665	675	650	658	638	2,621
Net investment gains (losses)	12	1	25	3	41	(2)	(6)	17	(12)	(3)
Insurance and investment product fees and other	180	186	175	171	712	185	192	190	188	755

Total revenues	1,695	1,666	1,633	1,593	6,587	1,619	1,587	1,603	1,521	6,330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,981	1,722	1,087	1,030	5,820	1,036	924	1,041	974	3,975
Interest credited	154	155	155	154	618	156	156	155	152	619
Acquisition and operating expenses, net of deferrals	168	173	156	161	658	164	154	177	163	658
Amortization of deferred acquisition costs and intangibles	98	91	81	75	345	78	139	80	87	384
Goodwill impairment	299	550	—	—	849	—	—	—	—	—
Interest expense	23	22	21	21	87	25	25	24	23	97

Total benefits and expenses	2,723	2,713	1,500	1,441	8,377	1,459	1,398	1,477	1,399	5,733

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,028)	(1,047)	133	152	(1,790)	160	189	126	122	597
Provision (benefit) for income taxes	(278)	(211)	47	57	(385)	40	82	46	45	213

INCOME (LOSS) FROM CONTINUING OPERATIONS	(750)	(836)	86	95	(1,405)	120	107	80	77	384

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(6)	(3)	(17)	(1)	(27)	(1)	4	(10)	8	1
Goodwill impairment, net	274	517	—	—	791	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	9	—	9

NET OPERATING INCOME (LOSS)	$(482)	$(322)	$69	$94	$(641)	$119	$111	$79	$85	$394

Effective tax rate (operating income (loss))(1)	34.7%	35.8%	35.6%	37.3%	34.7%	25.3%	43.0%	37.1%	36.4%	35.7%

(1)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended December 31, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$607	$175	$45	$827	$827
Net investment income	303	133	240	676	676
Net investment gains (losses)	6	—	6	12	12
Insurance and investment product fees and other	—	179	1	180	180

Total revenues	916	487	292	1,695	1,695

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,545	315	121	1,981	1,981
Interest credited	—	67	87	154	154
Acquisition and operating expenses, net of deferrals	106	45	17	168	168
Amortization of deferred acquisition costs and intangibles	34	36	28	98	98
Goodwill impairment	154	145	—	299	299
Interest expense	—	23	—	23	23

Total benefits and expenses	1,839	631	253	2,723	2,723

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(923)	(144)	39	(1,028)	(1,028)
Provision (benefit) for income taxes	(291)	—	13	(278)	(278)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(632)	(144)	26	(750)	(750)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	(3)	(6)	(6)
Goodwill impairment, net	129	145	—	274	274

NET OPERATING INCOME (LOSS)	$(506)	$1	$23	$(482)	$(482)

Effective tax rate (operating income (loss))	34.6%	NM (1)	33.3%	34.7%	34.7%

	U.S. Life Insurance Segment
Three months ended December 31, 2013	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$582	$164	$15	$761	$761
Net investment income	291	139	245	675	675
Net investment gains (losses)	(4)	8	(6)	(2)	(2)
Insurance and investment product fees and other	—	183	2	185	185

Total revenues	869	494	256	1,619	1,619

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	701	241	94	1,036	1,036
Interest credited	—	66	90	156	156
Acquisition and operating expenses, net of deferrals	94	47	23	164	164
Amortization of deferred acquisition costs and intangibles	27	31	20	78	78
Interest expense	—	25	—	25	25

Total benefits and expenses	822	410	227	1,459	1,459

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	84	29	160	160
Provision for income taxes	8	22	10	40	40

INCOME FROM CONTINUING OPERATIONS	39	62	19	120	120
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	3	(6)	2	(1)	(1)

NET OPERATING INCOME	$42	$56	$21	$119	$119

Effective tax rate (operating income)	19.8%	25.6%	33.6%	25.3%	25.3%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Twelve months ended December 31, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$2,336	$722	$111	$3,169	$3,169
Net investment income	1,178	521	966	2,665	2,665
Net investment gains (losses)	8	34	(1)	41	41
Insurance and investment product fees and other	1	704	7	712	712

Total revenues	3,523	1,981	1,083	6,587	6,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4,257	1,146	417	5,820	5,820
Interest credited	—	266	352	618	618
Acquisition and operating expenses, net of deferrals	399	192	67	658	658
Amortization of deferred acquisition costs and intangibles	112	140	93	345	345
Goodwill impairment	354	495	—	849	849
Interest expense	—	87	—	87	87

Total benefits and expenses	5,122	2,326	929	8,377	8,377

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,599)	(345)	154	(1,790)	(1,790)
Provision (benefit) for income taxes	(493)	54	54	(385)	(385)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,106)	(399)	100	(1,405)	(1,405)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(5)	(22)	—	(27)	(27)
Goodwill impairment, net	296	495	—	791	791

NET OPERATING INCOME (LOSS)	$(815)	$74	$100	$(641)	$(641)

Effective tax rate (operating income (loss))	34.9%	36.2%	35.0%	34.7%	34.7%

	U.S. Life Insurance Segment
Twelve months ended December 31, 2013	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$2,209	$684	$64	$2,957	$2,957
Net investment income	1,114	541	966	2,621	2,621
Net investment gains (losses)	(11)	13	(5)	(3)	(3)
Insurance and investment product fees and other	4	744	7	755	755

Total revenues	3,316	1,982	1,032	6,330	6,330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,651	945	379	3,975	3,975
Interest credited	—	266	353	619	619
Acquisition and operating expenses, net of deferrals	385	194	79	658	658
Amortization of deferred acquisition costs and intangibles	107	192	85	384	384
Interest expense	—	97	—	97	97

Total benefits and expenses	3,143	1,694	896	5,733	5,733

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	173	288	136	597	597
Provision for income taxes	57	108	48	213	213

INCOME FROM CONTINUING OPERATIONS	116	180	88	384	384
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	7	(9)	3	1	1
Expenses related to restructuring, net	6	2	1	9	9

NET OPERATING INCOME	$129	$173	$92	$394	$394

Effective tax rate (operating income)	33.3%	37.6%	35.3%	35.7%	35.7%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$607	$587	$577	$565	$2,336	$582	$564	$550	$513	$2,209
Net investment income	303	293	292	290	1,178	291	282	277	264	1,114
Net investment gains (losses)	6	(1)	3	—	8	(4)	(2)	(2)	(3)	(11)
Insurance and investment product fees and other	—	—	—	1	1	—	2	1	1	4

Total revenues	916	879	872	856	3,523	869	846	826	775	3,316

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,545	1,313	735	664	4,257	701	659	663	628	2,651
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	106	103	97	93	399	94	90	107	94	385
Amortization of deferred acquisition costs and intangibles	34	25	27	26	112	27	31	24	25	107
Goodwill impairment	154	200	—	—	354	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,839	1,641	859	783	5,122	822	780	794	747	3,143

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(923)	(762)	13	73	(1,599)	47	66	32	28	173
Provision (benefit) for income taxes	(291)	(234)	5	27	(493)	8	26	13	10	57

INCOME (LOSS) FROM CONTINUING OPERATIONS	(632)	(528)	8	46	(1,106)	39	40	19	18	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	(2)	—	(5)	3	1	1	2	7
Goodwill impairment, net	129	167	—	—	296	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	6	—	6

NET OPERATING INCOME (LOSS)	$(506)	$(361)	$6	$46	$(815)	$42	$41	$26	$20	$129

Effective tax rate (operating income (loss))	34.6%	35.7%	37.1%	37.0%	34.9%	19.8%	38.6%	40.2%	35.4%	33.3%

SALES:
Individual Long-Term Care Insurance	$17	$28	$24	$21	$90	$24	$37	$38	$35	$134
Group Long-Term Care Insurance	6	1	2	1	10	2	3	5	5	15

Total Sales	$23	$29	$26	$22	$100	$26	$40	$43	$40	$149

RATIOS:
Loss Ratio(1)	200.1%	173.0%	73.2%	63.3%	128.8%	68.2%	63.7%	66.6%	66.2%	66.2%
Gross Benefits Ratio(2)	254.4%	224.1%	127.3%	117.5%	182.2%	120.4%	116.8%	120.3%	122.8%	120.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$175	$193	$171	$183	$722	$164	$166	$173	$181	$684
Net investment income	133	123	137	128	521	139	138	133	131	541
Net investment gains (losses)	—	10	23	1	34	8	—	9	(4)	13
Insurance and investment product fees and other	179	184	173	168	704	183	188	187	186	744

Total revenues	487	510	504	480	1,981	494	492	502	494	1,982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	315	293	257	281	1,146	241	160	280	264	945
Interest credited	67	67	66	66	266	66	68	68	64	266
Acquisition and operating expenses, net of deferrals	45	52	45	50	192	47	47	50	50	194
Amortization of deferred acquisition costs and intangibles	36	46	32	26	140	31	88	33	40	192
Goodwill impairment	145	350	—	—	495	—	—	—	—	—
Interest expense	23	22	21	21	87	25	25	24	23	97

Total benefits and expenses	631	830	421	444	2,326	410	388	455	441	1,694

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(144)	(320)	83	36	(345)	84	104	47	53	288
Provision for income taxes	—	11	29	14	54	22	50	16	20	108

INCOME (LOSS) FROM CONTINUING OPERATIONS	(144)	(331)	54	22	(399)	62	54	31	33	180

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	(6)	(15)	(1)	(22)	(6)	—	(6)	3	(9)
Goodwill impairment, net	145	350	—	—	495	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	2	—	2

NET OPERATING INCOME	$1	$13	$39	$21	$74	$56	$54	$27	$36	$173

Effective tax rate (operating income)	NM (1)	35.2%	35.4%	39.3%	36.2%	25.6%	47.5%	34.4%	37.6%	37.6%

SALES:

Sales by Product:
Term Life	$11	$13	$14	$13	$51	$9	$5	$4	$4	$22
Term Universal Life	—	—	—	—	—	—	—	—	1	1
Universal Life	7	11	7	6	31	5	5	5	9	24
Linked-Benefits	5	4	5	2	16	3	2	3	2	10

Total Sales	$23	$28	$26	$21	$98	$17	$12	$12	$16	$57

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Life Insurance In-Force

(amounts in millions)

	2014				2013
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$353,631	$350,946	$341,383	$338,372	$336,015	$335,039	$336,008	$338,014
Life insurance in-force before reinsurance	$522,761	$523,784	$524,743	$523,925	$523,694	$525,171	$528,874	$534,194

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$128,289	$129,268	$130,270	$131,256	$132,293	$133,500	$134,868	$136,222
Life insurance in-force before reinsurance	$129,296	$130,285	$131,296	$132,294	$133,348	$134,555	$135,937	$137,297

Universal Life Insurance
Life insurance in-force, net of reinsurance	$41,959	$42,119	$42,454	$42,814	$43,150	$43,447	$43,773	$44,051
Life insurance in-force before reinsurance	$48,570	$48,821	$49,004	$49,418	$49,790	$50,203	$50,558	$50,906

Total Life Insurance
Life insurance in-force, net of reinsurance	$523,879	$522,333	$514,107	$512,442	$511,458	$511,986	$514,649	$518,287
Life insurance in-force before reinsurance	$700,627	$702,890	$705,043	$705,637	$706,832	$709,929	$715,369	$722,397

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$45	$41	$14	$11	$111	$15	$21	$15	$13	$64
Net investment income	240	242	242	242	966	245	230	248	243	966
Net investment gains (losses)	6	(8)	(1)	2	(1)	(6)	(4)	10	(5)	(5)
Insurance and investment product fees and other	1	2	2	2	7	2	2	2	1	7

Total revenues	292	277	257	257	1,083	256	249	275	252	1,032

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	121	116	95	85	417	94	105	98	82	379
Interest credited	87	88	89	88	352	90	88	87	88	353
Acquisition and operating expenses, net of deferrals	17	18	14	18	67	23	17	20	19	79
Amortization of deferred acquisition costs and intangibles	28	20	22	23	93	20	20	23	22	85
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	253	242	220	214	929	227	230	228	211	896

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	39	35	37	43	154	29	19	47	41	136
Provision for income taxes	13	12	13	16	54	10	6	17	15	48

INCOME FROM CONTINUING OPERATIONS	26	23	24	27	100	19	13	30	26	88

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	3	—	—	—	2	3	(5)	3	3
Expenses related to restructuring, net	—	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME	$23	$26	$24	$27	$100	$21	$16	$26	$29	$92

Effective tax rate (operating income)	33.3%	34.8%	35.5%	36.2%	35.0%	33.6%	35.4%	36.3%	35.5%	35.3%

SALES:
Sales by Product:
Single Premium Deferred Annuities	$439	$322	$400	$492	$1,653	$678	$707	$164	$67	$1,616
Single Premium Immediate Annuities	56	49	29	28	162	52	53	48	40	193

Total Sales	$495	$371	$429	$520	$1,815	$730	$760	$212	$107	$1,809

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$12,292	$12,233	$12,070	$11,807	$11,807	$11,341	$10,842	$10,881	$11,038	$11,038
Deposits	475	324	404	496	1,699	686	714	166	68	1,634
Surrenders, benefits and product charges	(407)	(344)	(320)	(312)	(1,383)	(300)	(293)	(281)	(302)	(1,176)

Net flows	68	(20)	84	184	316	386	421	(115)	(234)	458
Interest credited	77	79	79	79	314	80	78	76	77	311

Account value, end of the period	12,437	12,292	12,233	12,070	12,437	11,807	11,341	10,842	10,881	11,807

Single Premium Immediate Annuities
Account value, beginning of the period	5,782	5,891	5,875	5,837	5,837	5,931	6,010	6,319	6,442	6,442
Premiums and deposits	83	83	59	49	274	91	80	71	65	307
Surrenders, benefits and product charges	(215)	(209)	(213)	(215)	(852)	(221)	(214)	(228)	(235)	(898)

Net flows	(132)	(126)	(154)	(166)	(578)	(130)	(134)	(157)	(170)	(591)
Interest credited	65	66	67	68	266	69	71	72	73	285
Effect of accumulated net unrealized investment gains (losses)	48	(49)	103	136	238	(33)	(16)	(224)	(26)	(299)

Account value, end of the period	5,763	5,782	5,891	5,875	5,763	5,837	5,931	6,010	6,319	5,837

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,082	1,085	1,092	1,093	1,093	1,095	1,097	1,101	1,101	1,101
Surrenders, benefits and product charges	(18)	(18)	(21)	(15)	(72)	(16)	(17)	(18)	(15)	(66)

Net flows	(18)	(18)	(21)	(15)	(72)	(16)	(17)	(18)	(15)	(66)
Interest credited	14	15	14	14	57	14	15	14	15	58

Account value, net of reinsurance, end of the period	1,078	1,082	1,085	1,092	1,078	1,093	1,095	1,097	1,101	1,093

Total Fixed Annuities	$19,278	$19,156	$19,209	$19,037	$19,278	$18,737	$18,367	$17,949	$18,301	$18,737

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$387	$388	$381	$372	$1,528	$390	$380	$392	$388	$1,550
Net investment income	87	97	86	92	362	93	98	95	107	393
Net investment gains (losses)	(4)	(4)	12	(3)	1	9	7	13	3	32
Insurance and investment product fees and other	(4)	(7)	(3)	2	(12)	1	—	—	1	2

Total revenues	466	474	476	463	1,879	493	485	500	499	1,977

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	145	199	107	110	561	172	196	177	184	729
Acquisition and operating expenses, net of deferrals	101	87	93	82	363	107	91	96	91	385
Amortization of deferred acquisition costs and intangibles	16	16	17	17	66	15	15	19	17	66
Interest expense	7	8	8	8	31	7	9	8	9	33

Total benefits and expenses	269	310	225	217	1,021	301	311	300	301	1,213

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	197	164	251	246	858	192	174	200	198	764
Provision for income taxes	237	24	61	80	402	44	45	55	57	201

INCOME (LOSS) FROM CONTINUING OPERATIONS	(40)	140	190	166	456	148	129	145	141	563
Less: net income attributable to noncontrolling interests	52	57	52	35	196	37	40	39	38	154

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(92)	83	138	131	260	111	89	106	103	409

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	1	2	(4)	1	—	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	—	2	—	2	—	—	—	—	—
Tax impact from potential business portfolio changes	174	—	—	—	174	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$83	$85	$136	$132	$436	$107	$87	$102	$102	$398

Effective tax rate (operating income)	34.0%	11.3%	23.3%	33.9%	27.2%	20.7%	25.3%	27.2%	30.0%	25.9%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $88 million and $469 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended December 31, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$127	$102	$7	$236	$151	$387
Net investment income	38	36	2	76	11	87
Net investment gains (losses)	(7)	3	—	(4)	—	(4)
Insurance and investment product fees and other	—	(5)	—	(5)	1	(4)

Total revenues	158	136	9	303	163	466

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33	15	6	54	91	145
Acquisition and operating expenses, net of deferrals	23	30	10	63	38	101
Amortization of deferred acquisition costs and intangibles	9	5	—	14	2	16
Interest expense	5	2	—	7	—	7

Total benefits and expenses	70	52	16	138	131	269

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	88	84	(7)	165	32	197
Provision for income taxes	24	202	—	226	11	237

INCOME (LOSS) FROM CONTINUING OPERATIONS	64	(118)	(7)	(61)	21	(40)
Less: net income attributable to noncontrolling interests	30	22	—	52	—	52

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	34	(140)	(7)	(113)	21	(92)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	(1)	—	1	—	1
Tax impact from potential business portfolio changes	—	174	—	174	—	174

NET OPERATING INCOME (LOSS)	$36	$33	$(7)	$62	$21	$83

Effective tax rate (operating income (loss))	29.4%	34.8%	-4.2%	34.5%	32.5%	34.0%

	International Mortgage Insurance Segment
Three months ended December 31, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$137	$98	$13	$248	$142	$390
Net investment income	41	38	1	80	13	93
Net investment gains (losses)	6	—	3	9	—	9
Insurance and investment product fees and other	—	1	—	1	—	1

Total revenues	184	137	17	338	155	493

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	21	13	64	108	172
Acquisition and operating expenses, net of deferrals	29	34	9	72	35	107
Amortization of deferred acquisition costs and intangibles	8	5	1	14	1	15
Interest expense	5	2	—	7	—	7

Total benefits and expenses	72	62	23	157	144	301

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	112	75	(6)	181	11	192
Provision for income taxes	28	9	2	39	5	44

INCOME (LOSS) FROM CONTINUING OPERATIONS	84	66	(8)	142	6	148
Less: net income attributable to noncontrolling interests	37	—	—	37	—	37

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	66	(8)	105	6	111

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(3)	—	(1)	(4)	—	(4)

NET OPERATING INCOME (LOSS)	$44	$66	$(9)	$101	$6	$107

Effective tax rate (operating income (loss))	22.9%	12.0%	-15.3%	18.8%	45.0%	20.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Twelve months ended December 31, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$515	$406	$29	$950	$578	$1,528
Net investment income	155	144	4	303	59	362
Net investment gains (losses)	(2)	3	—	1	—	1
Insurance and investment product fees and other	1	(16)	1	(14)	2	(12)

Total revenues	669	537	34	1,240	639	1,879

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	102	78	24	204	357	561
Acquisition and operating expenses, net of deferrals	90	97	36	223	140	363
Amortization of deferred acquisition costs and intangibles	38	21	—	59	7	66
Interest expense	21	10	—	31	—	31

Total benefits and expenses	251	206	60	517	504	1,021

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	418	331	(26)	723	135	858
Provision (benefit) for income taxes	111	248	(1)	358	44	402

INCOME (LOSS) FROM CONTINUING OPERATIONS	307	83	(25)	365	91	456
Less: net income attributable to noncontrolling interests	140	56	—	196	—	196

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	167	27	(25)	169	91	260

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	1	(1)	—	—	—	—
(Gains) losses on early extinguishment of debt, net	2	—	—	2	—	2
Tax impact from potential business portfolio changes	—	174	—	174	—	174

NET OPERATING INCOME (LOSS)	$170	$200	$(25)	$345	$91	$436

Effective tax rate (operating income (loss))	27.1%	22.3%	3.8%	25.7%	32.2%	27.2%

	International Mortgage Insurance Segment
Twelve months ended December 31, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$560	$398	$38	$996	$554	$1,550
Net investment income	170	159	4	333	60	393
Net investment gains (losses)	31	(2)	3	32	—	32
Insurance and investment product fees and other	(1)	—	1	—	2	2

Total revenues	760	555	46	1,361	616	1,977

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	134	44	317	412	729
Acquisition and operating expenses, net of deferrals	93	110	38	241	144	385
Amortization of deferred acquisition costs and intangibles	37	22	1	60	6	66
Interest expense	22	11	—	33	—	33

Total benefits and expenses	291	277	83	651	562	1,213

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	469	278	(37)	710	54	764
Provision for income taxes	133	51	—	184	17	201

INCOME (LOSS) FROM CONTINUING OPERATIONS	336	227	(37)	526	37	563
Less: net income attributable to noncontrolling interests	154	—	—	154	—	154

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	182	227	(37)	372	37	409

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(12)	1	(1)	(12)	—	(12)
Expenses related to restructuring, net	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$170	$228	$(37)	$361	$37	$398

Effective tax rate (operating income (loss))	29.5%	18.6%	3.1%	25.3%	31.6%	25.9%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$236	$242	$237	$235	$950	$248	$243	$251	$254	$996
Net investment income	76	78	75	74	303	80	80	85	88	333
Net investment gains (losses)	(4)	(4)	12	(3)	1	9	7	13	3	32
Insurance and investment product fees and other	(5)	(7)	(4)	2	(14)	1	(1)	—	—	—

Total revenues	303	309	320	308	1,240	338	329	349	345	1,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	54	58	45	47	204	64	73	80	100	317
Acquisition and operating expenses, net of deferrals	63	52	59	49	223	72	56	61	52	241
Amortization of deferred acquisition costs and intangibles	14	15	15	15	59	14	13	17	16	60
Interest expense	7	8	8	8	31	7	9	8	9	33

Total benefits and expenses	138	133	127	119	517	157	151	166	177	651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	165	176	193	189	723	181	178	183	168	710
Provision for income taxes	226	34	42	56	358	39	46	51	48	184

INCOME (LOSS) FROM CONTINUING OPERATIONS	(61)	142	151	133	365	142	132	132	120	526
Less: net income attributable to noncontrolling interests	52	57	52	35	196	37	40	39	38	154

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(113)	85	99	98	169	105	92	93	82	372

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	1	2	(4)	1	—	(4)	(2)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	—	2	—	2	—	—	—	—	—
Tax impact from potential business portfolio changes	174	—	—	—	174	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	1	—	1

NET OPERATING INCOME(1)	$62	$87	$97	$99	$345	$101	$90	$89	$81	$361

Effective tax rate (operating income)	34.5%	19.0%	18.8%	30.7%	25.7%	18.8%	25.0%	27.8%	29.9%	25.3%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $67 million and $378 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$127	$130	$128	$130	$515	$137	$138	$141	$144	$560
Net investment income	38	39	39	39	155	41	43	42	44	170
Net investment gains (losses)	(7)	(4)	12	(3)	(2)	6	9	12	4	31
Insurance and investment product fees and other	—	(2)	1	2	1	—	—	(1)	—	(1)

Total revenues	158	163	180	168	669	184	190	194	192	760

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33	28	15	26	102	30	30	35	44	139
Acquisition and operating expenses, net of deferrals	23	18	28	21	90	29	23	22	19	93
Amortization of deferred acquisition costs and intangibles	9	10	9	10	38	8	9	10	10	37
Interest expense	5	5	6	5	21	5	6	5	6	22

Total benefits and expenses	70	61	58	62	251	72	68	72	79	291

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	88	102	122	106	418	112	122	122	113	469
Provision for income taxes	24	24	32	31	111	28	38	35	32	133

INCOME FROM CONTINUING OPERATIONS	64	78	90	75	307	84	84	87	81	336
Less: net income attributable to noncontrolling interests	30	34	41	35	140	37	40	39	38	154

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	34	44	49	40	167	47	44	48	43	182

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	2	2	(4)	1	1	(3)	(3)	(5)	(1)	(12)
(Gains) losses on early extinguishment of debt, net	—	—	2	—	2	—	—	—	—	—

NET OPERATING INCOME(1)	$36	$46	$47	$41	$170	$44	$41	$43	$42	$170

Effective tax rate (operating income)	29.4%	21.2%	26.3%	31.6%	27.1%	22.9%	35.0%	29.3%	30.2%	29.5%

SALES:
New Insurance Written (NIW)
Flow	$5,500	$6,800	$5,000	$2,900	$20,200	$5,000	$6,000	$4,700	$3,300	$19,000
Bulk	2,300	5,600	7,500	2,900	18,300	2,400	3,900	6,400	2,400	15,100

Total Canada NIW(2)	$7,800	$12,400	$12,500	$5,800	$38,500	$7,400	$9,900	$11,100	$5,700	$34,100

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $39 million and $183 million for the three and twelve months ended December 31, 2014, respectively.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $8,300 million and $41,000 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$102	$105	$102	$97	$406	$98	$98	$101	$101	$398
Net investment income	36	38	36	34	144	38	36	42	43	159
Net investment gains (losses)	3	—	—	—	3	—	(2)	1	(1)	(2)
Insurance and investment product fees and other	(5)	(7)	(4)	—	(16)	1	(1)	—	—	—

Total revenues	136	136	134	131	537	137	131	144	143	555

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	22	24	17	78	21	29	36	48	134
Acquisition and operating expenses, net of deferrals	30	25	23	19	97	34	25	27	24	110
Amortization of deferred acquisition costs and intangibles	5	5	6	5	21	5	5	6	6	22
Interest expense	2	3	2	3	10	2	3	3	3	11

Total benefits and expenses	52	55	55	44	206	62	62	72	81	277

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	84	81	79	87	331	75	69	72	62	278
Provision for income taxes	202	10	11	25	248	9	9	17	16	51

INCOME (LOSS) FROM CONTINUING OPERATIONS	(118)	71	68	62	83	66	60	55	46	227
Less: net income attributable to noncontrolling interests	22	23	11	—	56	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(140)	48	57	62	27	66	60	55	46	227

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(1)	—	—	—	(1)	—	1	—	—	1
Tax impact from potential business portfolio changes	174	—	—	—	174	—	—	—	—	—

NET OPERATING INCOME(1)	$33	$48	$57	$62	$200	$66	$61	$55	$46	$228

Effective tax rate (operating income)	34.8%	14.2%	10.4%	29.0%	22.3%	12.0%	13.7%	23.5%	26.7%	18.6%

SALES:
New Insurance Written (NIW)
Flow	$8,000	$8,100	$7,900	$7,800	$31,800	$9,000	$8,000	$8,700	$7,900	$33,600
Bulk	100	1,000	—	—	1,100	—	100	900	—	1,000

Total Australia NIW(2)	$8,100	$9,100	$7,900	$7,800	$32,900	$9,000	$8,100	$9,600	$7,900	$34,600

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $35 million and $219 million for the three and twelve months ended December 31, 2014, respectively.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $8,600 million and $35,400 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$7	$7	$8	$29	$13	$7	$9	$9	$38
Net investment income	2	1	—	1	4	1	1	1	1	4
Net investment gains (losses)	—	—	—	—	—	3	—	—	—	3
Insurance and investment product fees and other	—	2	(1)	—	1	—	—	1	—	1

Total revenues	9	10	6	9	34	17	8	11	10	46

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	8	6	4	24	13	14	9	8	44
Acquisition and operating expenses, net of deferrals	10	9	8	9	36	9	8	12	9	38
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	1	(1)	1	—	1
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	16	17	14	13	60	23	21	22	17	83

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7)	(7)	(8)	(4)	(26)	(6)	(13)	(11)	(7)	(37)
Provision (benefit) for income taxes	—	—	(1)	—	(1)	2	(1)	(1)	—	—

LOSS FROM CONTINUING OPERATIONS	(7)	(7)	(7)	(4)	(25)	(8)	(12)	(10)	(7)	(37)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(7)	(7)	(7)	(4)	(25)	(8)	(12)	(10)	(7)	(37)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	—	(1)	—	—	—	(1)
Expenses related to restructuring, net	—	—	—	—	—	—	—	1	—	1

NET OPERATING LOSS(1)	$(7)	$(7)	$(7)	$(4)	$(25)	$(9)	$(12)	$(9)	$(7)	$(37)

Effective tax rate (operating loss)	-4.2%	-2.2%	11.3%	10.3%	3.8%	-15.3%	11.2%	5.7%	4.9%	3.1%

SALES:
New Insurance Written (NIW)
Flow	$500	$400	$500	$400	$1,800	$500	$500	$400	$400	$1,800
Bulk	—	—	—	—	—	600	—	—	—	600

Total Other Countries NIW(2)	$500	$400	$500	$400	$1,800	$1,100	$500	$400	$400	$2,400

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(7) million and $(24) million for the three and twelve months ended December 31, 2014, respectively.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $600 million and $1,800 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$160	$200	$146	$77	$583	$125	$156	$134	$84	$499
Australia	128	130	125	126	509	147	123	132	117	519
Other Countries(1)	6	6	1	6	19	6	6	7	5	24

Total Net Premiums Written	$294	$336	$272	$209	$1,111	$278	$285	$273	$206	$1,042

Loss Ratio(2)
Canada	26%	21%	12%	20%	20%	22%	22%	25%	31%	25%
Australia	15%	21%	23%	17%	19%	21%	31%	35%	47%	34%
Other Countries	84%	105%	90%	55%	83%	102%	170%	110%	90%	115%
Total Loss Ratio	23%	24%	19%	20%	21%	25%	31%	32%	39%	32%

GAAP Basis Expense Ratio(3)
Canada(4)	26%	22%	29%	23%	25%	27%	23%	22%	20%	23%
Australia	34%	28%	28%	25%	29%	39%	30%	32%	31%	33%
Other Countries(1)	115%	126%	131%	107%	120%	69%	106%	129%	113%	101%
Total GAAP Basis Expense Ratio	32%	28%	32%	27%	30%	34%	29%	30%	27%	30%

Adjusted Expense Ratio(5)
Canada(6)	20%	14%	26%	39%	22%	30%	20%	23%	35%	26%
Australia	27%	23%	23%	20%	23%	26%	24%	25%	27%	25%
Other Countries(1)	132%	150%	NM (7)	142%	186%	146%	136%	177%	174%	158%
Total Adjusted Expense Ratio	26%	20%	28%	30%	25%	31%	24%	28%	34%	29%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $296 million, $290 million, $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(2)	The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.
(3)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the GAAP basis expense ratio was 24% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(5)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(6)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted expense ratio was 21% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(7)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2014				2013
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$306,600	$310,800	$314,500	$291,900	$298,000	$300,700	$285,200	$284,700
Australia	256,000	271,100	288,500	281,000	267,900	275,500	266,500	299,000
Other Countries	21,900	23,900	26,000	26,200	26,300	32,500	31,300	31,400

Total Primary Insurance In-Force	$584,500	$605,800	$629,000	$599,100	$592,200	$608,700	$583,000	$615,100

Primary Risk In-Force(2)
Canada
Flow	$81,300	$82,600	$84,500	$80,100	$82,300	$83,400	$79,700	$80,900
Bulk	26,000	26,200	25,600	22,100	22,000	21,900	20,100	18,800

Total Canada	107,300	108,800	110,100	102,200	104,300	105,300	99,800	99,700

Australia
Flow	83,400	88,100	93,800	91,100	86,700	88,800	85,700	96,100
Bulk	6,200	6,800	7,200	7,200	7,100	7,600	7,600	8,500

Total Australia	89,600	94,900	101,000	98,300	93,800	96,400	93,300	104,600

Other Countries
Flow(3),(4)	2,200	3,000	3,200	3,300	3,200	4,000	3,900	3,900
Bulk	300	300	400	400	400	300	300	300

Total Other Countries	2,500	3,300	3,600	3,700	3,600	4,300	4,200	4,200

Total Primary Risk In-Force	$199,400	$207,000	$214,700	$204,200	$201,700	$206,000	$197,300	$208,500

(1)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $148.0 billion as of September 30, 2014, $152.0 billion as of June 30, 2014, $141.0 billion as of March 31, 2014, $152.0 billion as of December 31, 2013, $155.0 billion as of September 30, 2013 and $150.0 billion as of June 30, 2013 and March 31, 2013. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.
(2)	The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.
(3)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $296 million, $290 million, $298 million, $282 million, $316 million, $285 million, $250 million and $225 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(4)	Beginning in the fourth quarter of 2014, risk in-force reflects a maximum risk exposure of approximately $60 million with one lender in Ireland as a result of a settlement completed during the fourth quarter of 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Insured loans in-force(1)	1,673,505	1,646,223	1,602,928	1,549,650	1,527,554
Insured delinquent loans	1,756	1,708	1,703	1,860	1,830
Insured delinquency rate(2)	0.10%	0.10%	0.11%	0.12%	0.12%

Flow loans in-force(1)	1,255,050	1,236,206	1,213,846	1,197,083	1,187,753
Flow delinquent loans	1,493	1,477	1,493	1,634	1,591
Flow delinquency rate(2)	0.12%	0.12%	0.12%	0.14%	0.13%

Bulk loans in-force(1)	418,455	410,017	389,082	352,567	339,801
Bulk delinquent loans	263	231	210	226	239
Bulk delinquency rate(2)	0.06%	0.06%	0.05%	0.06%	0.07%

Loss Metrics	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Beginning Reserves	$89	$90	$97	$102	$108
Paid claims(3)	(24)	(24)	(26)	(27)	(33)
Increase in reserves	29	27	16	26	30
Impact of changes in foreign exchange rates	(3)	(4)	3	(4)	(3)

Ending Reserves	$91	$89	$90	$97	$102

	December 31, 2014		September 30, 2014		December 31, 2013
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.05%	46%	0.06%	46%	0.08%
Alberta	17	0.10%	17	0.09%	17	0.14%
British Columbia	14	0.14%	14	0.15%	15	0.17%
Quebec	14	0.19%	14	0.18%	14	0.17%
Nova Scotia	2	0.23%	2	0.21%	2	0.19%
Saskatchewan	3	0.13%	3	0.12%	2	0.08%
Manitoba	2	0.07%	2	0.04%	2	0.09%
New Brunswick	1	0.20%	1	0.22%	1	0.24%
All Other	1	0.12%	1	0.11%	1	0.12%

Total	100%	0.10%	100%	0.10%	100%	0.12%

By Policy Year
2006 and prior	31%	0.03%	31%	0.03%	35%	0.04%
2007	9	0.16%	9	0.17%	10	0.23%
2008	7	0.21%	7	0.21%	8	0.27%
2009	5	0.22%	5	0.23%	5	0.25%
2010	8	0.23%	8	0.25%	9	0.25%
2011	7	0.25%	8	0.25%	8	0.24%
2012	10	0.19%	11	0.16%	13	0.10%
2013	11	0.09%	11	0.06%	12	0.03%
2014	12	0.02%	10	0.01%	—	— %

Total	100%	0.10%	100%	0.10%	100%	0.12%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$26	$25	$28	$28	$107	$32	$32	$39	$51	$154
Bulk	1	1	—	1	3	2	2	1	2	7

Total Paid Claims	$27	$26	$28	$29	$110	$34	$34	$40	$53	$161

Average Paid Claim (in thousands)	$60.2	$63.9	$63.4	$66.4		$72.2	$69.4	$73.1	$84.9

Average Reserve Per Delinquency (in thousands)	$60.2	$58.4	$56.4	$57.5		$59.0	$62.5	$66.1	$61.3

Loss Metrics

Beginning Reserves	$100	$96	$107	$108		$111	$118	$120	$129
Paid claims	(27)	(26)	(28)	(29)		(34)	(34)	(40)	(53)
Increase in reserves	33	30	17	28		31	27	38	44

Ending Reserves	$106	$100	$96	$107		$108	$111	$118	$120

Loan Amount(2)

Over $550K	6%	6%	5%	5%		5%	5%	5%	5%
$400K to $550K	11	11	11	11		10	10	10	10
$250K to $400K	33	32	32	32		32	32	32	31
$100K to $250K	45	46	47	47		48	48	48	49
$100K or Less	5	5	5	5		5	5	5	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$213	$212	$209	$208		$207	$206	$205	$203

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	36%	38%	39%	39%		39%	36%	38%	39%
2007	61%	64%	64%	65%		65%	64%	66%	68%
2008	68%	71%	71%	71%		72%	69%	71%	72%
2009	66%	69%	70%	70%		70%	71%	73%	74%
2010	73%	76%	77%	77%		77%	77%	80%	81%
2011	77%	80%	81%	81%		82%	83%	86%	87%
2012	82%	86%	86%	87%		87%	87%	90%	91%
2013	87%	90%	91%	91%		92%	91%	92%	—%
2014	92%	93%	93%	—%		—%	—%	—%	—%
Total Flow	56%	57%	57%	57%		57%	55%	56%	56%

Total Bulk	42%	42%	41%	41%		41%	34%	31%	31%
Total	52%	53%	54%	54%		53%	51%	50%	50%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Insured loans in-force	1,496,616	1,490,221	1,481,201	1,477,063	1,474,181
Insured delinquent loans	4,953	5,300	5,405	5,070	4,980
Insured delinquency rate	0.33%	0.36%	0.36%	0.34%	0.34%

Flow loans in-force	1,378,584	1,370,136	1,362,236	1,355,635	1,350,571
Flow delinquent loans	4,714	5,031	5,125	4,813	4,760
Flow delinquency rate	0.34%	0.37%	0.38%	0.36%	0.35%

Bulk loans in-force	118,032	120,085	118,965	121,428	123,610
Bulk delinquent loans	239	269	280	257	220
Bulk delinquency rate	0.20%	0.22%	0.24%	0.21%	0.18%

Loss Metrics	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Beginning Reserves	$161	$171	$168	$172	$198
Paid claims	(14)	(19)	(24)	(27)	(39)
Increase in reserves	15	22	24	17	20
Impact of changes in foreign exchange rates	(10)	(13)	3	6	(7)

Ending Reserves	$152	$161	$171	$168	$172

	December 31, 2014		September 30, 2014		December 31, 2013
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.27%	29%	0.30%	30%	0.30%
Victoria	23	0.30%	23	0.32%	23	0.30%
Queensland	23	0.47%	23	0.49%	22	0.46%
Western Australia	11	0.32%	11	0.34%	11	0.29%
South Australia	6	0.44%	6	0.43%	6	0.40%
New Zealand	2	0.28%	2	0.26%	2	0.38%
Australian Capital Territory	3	0.16%	3	0.13%	3	0.10%
Tasmania	2	0.25%	2	0.31%	2	0.31%
Northern Territory	1	0.16%	1	0.21%	1	0.25%

Total	100%	0.33%	100%	0.36%	100%	0.34%

By Policy Year
2006 and prior	32%	0.20%	32%	0.22%	35%	0.21%
2007	8	0.63%	8	0.68%	9	0.69%
2008	7	0.87%	8	0.93%	8	0.85%
2009	9	0.66%	9	0.70%	10	0.62%
2010	6	0.38%	7	0.38%	8	0.34%
2011	7	0.40%	7	0.41%	8	0.31%
2012	9	0.32%	10	0.33%	11	0.19%
2013	11	0.18%	11	0.15%	11	0.02%
2014	11	0.02%	8	0.01%	—	— %

Total	100%	0.33%	100%	0.36%	100%	0.34%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$15	$20	$25	$30	$90	$41	$39	$44	$59	$183
Bulk	—	1	—	—	1	—	2	—	—	2

Total Paid Claims	$15	$21	$25	$30	$91	$41	$41	$44	$59	$185

Average Paid Claim (in thousands)	$49.5	$58.6	$60.5	$65.1		$71.5	$79.9	$80.3	$81.4

Average Reserve Per Delinquency (in thousands)	$37.6	$34.8	$33.6	$35.7		$38.6	$38.8	$37.7	$38.9

Loss Metrics
Beginning Reserves	$184	$181	$181	$192		$212	$220	$228	$241
Paid claims	(15)	(21)	(25)	(30)		(41)	(41)	(44)	(59)
Increase in reserves	17	24	25	19		21	33	36	46

Ending Reserves	$186	$184	$181	$181		$192	$212	$220	$228

Loan Amount(1)

Over $550K	13%	13%	12%	12%		12%	12%	12%	12%
$400K to $550K	18	18	18	18		17	17	17	16
$250K to $400K	37	37	37	37		37	37	37	37
$100K to $250K	26	26	27	27		28	28	28	29
$100K or Less	6	6	6	6		6	6	6	6

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$210	$208	$207	$205		$203	$202	$200	$198
Average Effective Loan-To-Value Ratios By Policy Year(2),(3)
2006 and prior	36%	38%	38%	40%		41%	43%	47%	48%
2007	58%	60%	61%	63%		64%	66%	67%	68%
2008	66%	67%	68%	70%		72%	74%	74%	76%
2009	68%	69%	70%	73%		75%	77%	77%	79%
2010	73%	74%	76%	78%		80%	83%	83%	85%
2011	74%	76%	77%	80%		82%	85%	85%	87%
2012	75%	77%	78%	80%		82%	85%	85%	86%
2013	79%	81%	82%	84%		85%	87%	87%	—%
2014	86%	87%	87%	—%		—%	—%	—%	—%
Total Flow	60%	61%	61%	62%		64%	65%	68%	69%

Total Bulk	28%	28%	29%	30%		31%	32%	37%	38%
Total	57%	58%	58%	59%		60%	61%	65%	66%

All amounts presented in Australian dollars.

(1)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(2)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.
(3)	Beginning in the third quarter of 2013, data from RP Data extended back to 1999. Previously, the data extended back to 2002. Previous periods were not re-presented for this change.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	December 31, 2014			September 30, 2014
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$37,991	$37,991	$—	$38,286	$38,286	$—
90.01% to 95.00%	24,838	24,836	2	25,343	25,341	2
80.01% to 90.00%	19,630	15,499	4,131	19,866	15,892	3,974
80.00% and below	24,866	3,038	21,828	25,297	3,094	22,203

Total Canada	$107,325	$81,364	$25,961	$108,792	$82,613	$26,179

Australia
95.01% and above	$17,143	$17,143	$—	$18,199	$18,199	$—
90.01% to 95.00%	22,207	22,200	7	23,213	23,206	7
80.01% to 90.00%	23,482	23,406	76	24,707	24,625	82
80.00% and below	26,758	20,615	6,143	28,761	22,037	6,724

Total Australia	$89,590	$83,364	$6,226	$94,880	$88,067	$6,813

Other Countries(2)
95.01% and above	$534	$534	$—	$566	$566	$—
90.01% to 95.00%	1,217	1,167	50	1,623	1,565	58
80.01% to 90.00%	617	397	220	946	694	252
80.00% and below	163	130	33	203	166	37

Total Other Countries	$2,531	$2,228	$303	$3,338	$2,991	$347

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	Other Countries flow and primary risk in-force exclude $296 million and $290 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2014 and September 30, 2014.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$151	$146	$144	$137	$578	$142	$137	$141	$134	$554
Net investment income	11	19	11	18	59	13	18	10	19	60
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	1	—	1	—	2	—	1	—	1	2

Total revenues	163	165	156	155	639	155	156	151	154	616

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	91	141	62	63	357	108	123	97	84	412
Acquisition and operating expenses, net of deferrals	38	35	34	33	140	35	35	35	39	144
Amortization of deferred acquisition costs and intangibles	2	1	2	2	7	1	2	2	1	6

Total benefits and expenses	131	177	98	98	504	144	160	134	124	562

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	32	(12)	58	57	135	11	(4)	17	30	54
Provision (benefit) for income taxes	11	(10)	19	24	44	5	(1)	4	9	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	(2)	39	33	91	6	(3)	13	21	37

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$21	$(2)	$39	$33	$91	$6	$(3)	$13	$21	$37

Effective tax rate (operating income (loss))	32.5%	80.1%	32.4%	42.0%	32.2%	45.0%	14.0%	22.9%	30.1%	31.6%

SALES:
New Insurance Written (NIW)
Flow	$6,900	$7,500	$6,100	$3,900	$24,400	$4,900	$6,400	$6,300	$4,700	$22,300
Bulk	—	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$6,900	$7,500	$6,100	$3,900	$24,400	$4,900	$6,400	$6,300	$4,700	$22,300

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2014								2013
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$5,100	60	$6,100	59	$5,300	59	$3,400	58	$4,300	62	$5,800	60	$5,600	58	$4,300	56
Single	1,800	155	1,400	194	800	197	500	200	600	207	600	210	700	205	400	201

Total Flow	$6,900		$7,500		$6,100		$3,900		$4,900		$6,400		$6,300		$4,700

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$4,100	59%	$4,400	59%	$3,600	59%	$2,400	61%	$3,100	63%	$4,400	69%	$4,500	72%	$3,400	72%
680 - 735	2,200	32	2,400	32	2,000	33	1,200	31	1,500	31	1,900	29	1,600	25	1,200	26
660 - 679(2)	300	5	400	5	300	5	200	5	200	4	100	2	200	3	100	2
620 - 659	300	4	300	4	200	3	100	3	100	2	—	—	—	—	—	—
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Loan-To-Value Ratio
95.01% and above	$100	2%	$200	3%	$100	2%	$100	3%	$200	4%	$200	3%	$200	3%	$100	2%
90.01% to 95.00%	3,500	51	3,900	52	3,300	54	1,900	49	2,300	47	3,000	47	2,700	43	1,900	41
85.01% to 90.00%	2,300	33	2,400	32	1,900	31	1,300	33	1,600	33	2,200	34	2,300	37	1,700	36
85.00% and below	1,000	14	1,000	13	800	13	600	15	800	16	1,000	16	1,100	17	1,000	21

Total Flow	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

Origination
Purchase	$5,300	77%	$6,400	85%	$5,100	84%	$3,000	77%	$3,800	78%	$4,600	72%	$3,800	60%	$2,200	47%
Refinance	1,600	23	1,100	15	1,000	16	900	23	1,100	22	1,800	28	2,500	40	2,500	53

Total Flow	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%	$4,900	100%	$6,400	100%	$6,300	100%	$4,700	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$171	$162	$151	$144	$628	$148	$140	$144	$135	$567

New Risk Written
Flow	$1,703	$1,878	$1,521	$960	$6,062	$1,196	$1,577	$1,478	$1,091	$5,342
Bulk	—	—	—	—	—	—	—	—	—	—

Total Primary	1,703	1,878	1,521	960	6,062	1,196	1,577	1,478	1,091	5,342
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,703	$1,878	$1,521	$960	$6,062	$1,196	$1,577	$1,478	$1,091	$5,342

Primary Insurance In-Force	$114,400	$112,400	$110,500	$109,100		$109,300	$109,000	$108,800	$109,300

Risk In-Force
Flow	$28,112	$27,507	$26,880	$26,405		$26,327	$26,194	$25,957	$25,626
Bulk(1)	402	419	434	442		448	456	463	485

Total Primary	28,514	27,926	27,314	26,847		26,775	26,650	26,420	26,111
Pool	151	159	163	171		177	187	196	205

Total Risk In-Force	$28,665	$28,085	$27,477	$27,018		$26,952	$26,837	$26,616	$26,316

Primary Risk In-Force Subject To Captives	6%	7%	7%	8%		9%	10%	11%	12%

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%	97%		97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	26%	25%	25%	25%	25%	26%	26%	26%	30%	27%

Adjusted Expense Ratio(3)	23%	23%	23%	24%	23%	25%	26%	25%	30%	27%

Flow Persistency	83%	80%	83%	85%		83%	79%	81%	80%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	2%	2%	3%	3%		3%	4%	4%	4%

Risk To Capital Ratio(4)	14:5:1	15:4:1	14.6:1	18.7:1		19.5:1	22.4:1	22.4:1	24.2:1

Average Primary Loan Size (in thousands)	$181	$180	$178	$176		$175	$174	$172	$168

Estimated Savings For Loss Mitigation Activities(5)	$59	$67	$102	$114	$342	$124	$136	$144	$159	$563

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of December 31, 2014, 83% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.
(5)	Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$142	$148	$148	$178	$616	$198	$216	$197	$253	$864
Assumed(1)	3	4	6	6	19	8	9	12	13	42
Ceded	(4)	(3)	(4)	(15)	(26)	(8)	(9)	(11)	(17)	(45)
Loss adjustment expenses	4	4	4	5	17	6	6	6	6	24

Total Flow	145	153	154	174	626	204	222	204	255	885
Bulk	2	2	2	2	8	2	3	6	3	14

Total Primary	147	155	156	176	634	206	225	210	258	899
Pool	2	1	1	1	5	1	1	2	1	5

Total Paid Claims	$149	$156	$157	$177	$639	$207	$226	$212	$259	$904

Average Paid Claim (in thousands)	$46.6	$47.6	$47.2	$43.6		$45.3	$45.3	$45.0	$44.2

Average Direct Paid Claim (in thousands)(2)	$48.6	$46.0	$45.6	$44.5		$43.5	$43.5	$42.3	$43.5

Average Reserve Per Delinquency (in thousands)
Flow	$30.2	$30.7	$30.0	$30.3		$29.4	$29.6	$30.0	$29.8
Bulk loans with established reserve	20.4	20.5	22.5	19.2		19.7	20.0	20.8	21.9
Bulk loans with no reserve(3)	—	—	—	—		—	—	—	—

Reserves:
Flow direct case	$1,065	$1,122	$1,083	$1,172		$1,277	$1,377	$1,471	$1,566
Bulk direct case	21	22	24	25		27	28	29	33
Assumed(1)	21	21	24	29		35	39	51	57
All other(4)	73	74	125	129		143	143	145	164

Total Reserves	$1,180	$1,239	$1,256	$1,355		$1,482	$1,587	$1,696	$1,820

Beginning Reserves	$1,239	$1,256	$1,355	$1,482	$1,482	$1,587	$1,696	$1,820	$2,009	$2,009
Paid claims	(153)	(158)	(162)	(192)	(665)	(215)	(235)	(223)	(276)	(949)
Increase in reserves	94	141	63	65	363	110	126	99	87	422

Ending Reserves	$1,180	$1,239	$1,256	$1,355	$1,180	$1,482	$1,587	$1,696	$1,820	$1,482

Beginning Reinsurance Recoverable(5)	$25	$27	$31	$44	$44	$50	$56	$66	$80	$80
Ceded paid claims	(4)	(2)	(5)	(15)	(26)	(8)	(9)	(11)	(17)	(45)
Increase in recoverable	3	—	1	2	6	2	3	1	3	9

Ending Reinsurance Recoverable	$24	$25	$27	$31	$24	$44	$50	$56	$66	$44

Loss Ratio(6)	61%	97%	43%	46%	62%	76%	90%	70%	62%	74%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of incurred losses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 9 percentage points for the three months ended September 30, 2014 and the twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	38,177	39,485	40,897	43,733		49,255	52,509	55,413	59,789
Bulk loans with an established reserve	1,109	1,147	1,147	1,434		1,491	1,509	1,526	1,603
Bulk loans with no reserve(1)	500	515	561	694		713	726	1,260	1,412

Total Number of Primary Delinquencies	39,786	41,147	42,605	45,861		51,459	54,744	58,199	62,804

Beginning Number of Primary Delinquencies	41,147	42,605	45,861	51,459	51,459	54,744	58,199	62,804	69,239	69,239
New delinquencies	10,826	11,574	10,568	12,100	45,068	13,205	14,105	13,192	15,060	55,562
Delinquency cures	(9,030)	(9,790)	(10,545)	(13,678)	(43,043)	(11,974)	(12,603)	(13,127)	(15,677)	(53,381)
Paid claims	(3,157)	(3,242)	(3,279)	(4,020)	(13,698)	(4,516)	(4,957)	(4,670)	(5,818)	(19,961)

Ending Number of Primary Delinquencies	39,786	41,147	42,605	45,861	39,786	51,459	54,744	58,199	62,804	51,459

Composition of Cures
Reported delinquent and cured-intraquarter	1,434	2,093	1,993	3,141		2,107	2,488	2,447	3,519
Number of missed payments delinquent prior to cure:
3 payments or less	5,340	5,202	5,335	7,252		6,253	6,291	6,748	8,125
4 - 11 payments	1,613	1,772	2,253	2,391		2,385	2,387	2,737	2,856
12 payments or more	643	723	964	894		1,229	1,437	1,195	1,177

Total	9,030	9,790	10,545	13,678		11,974	12,603	13,127	15,677

Primary Delinquencies by Missed Payment Status
3 payments or less	11,318	11,478	11,228	11,351		13,992	14,078	13,871	14,674
4 - 11 payments	9,684	9,610	9,913	11,463		12,410	13,134	14,503	16,804
12 payments or more	18,784	20,059	21,464	23,047		25,057	27,532	29,825	31,326

Primary Delinquencies	39,786	41,147	42,605	45,861		51,459	54,744	58,199	62,804

	December 31, 2014
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,849	$76	$426	18%
4 - 11 payments in default	9,368	238	383	62%
12 payments or more in default	17,960	751	895	84%

Total	38,177	$1,065	$1,704	63%

	December 31, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,436	$121	$523	23%
4 - 11 payments in default	11,854	305	486	63%
12 payments or more in default	23,965	851	1,178	72%

Total	49,255	$1,277	$2,187	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2014				2013
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	82%	81%	81%	80%	79%	79%	78%	76%
Primary by FICO Scores 620-679	15%	15%	15%	16%	17%	17%	18%	19%
Primary by FICO Scores 575-619	2%	3%	3%	3%	3%	3%	3%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	82%	81%	81%	80%	79%	79%	77%	76%
Flow by FICO Scores 620-679	15%	15%	15%	16%	17%	17%	19%	19%
Flow by FICO Scores 575-619	2%	3%	3%	3%	3%	3%	3%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	2%	2%	3%	3%	3%	3%	3%	4%
Primary sub-prime(2)	2%	2%	2%	2%	2%	2%	3%	3%

Primary Loans
Primary loans in-force	630,852	624,850	620,415	618,442	624,236	627,536	633,685	649,570
Primary delinquent loans	39,786	41,147	42,605	45,861	51,459	54,744	58,199	62,804
Primary delinquency rate	6.31%	6.59%	6.87%	7.42%	8.24%	8.72%	9.18%	9.67%

Flow loans in-force	599,206	591,823	585,719	582,553	586,546	589,703	590,949	590,051
Flow delinquent loans	38,177	39,485	40,897	43,733	49,255	52,509	55,413	59,789
Flow delinquency rate	6.37%	6.67%	6.98%	7.51%	8.40%	8.90%	9.38%	10.13%

Bulk loans in-force	31,646	33,027	34,696	35,889	37,690	37,833	42,736	59,519
Bulk delinquent loans	1,609	1,662	1,708	2,128	2,204	2,235	2,786	3,015
Bulk delinquency rate	5.08%	5.03%	4.92%	5.93%	5.85%	5.91%	6.52%	5.07%

A minus and sub-prime loans in-force	33,529	34,825	36,219	37,714	39,307	41,081	42,993	44,873
A minus and sub-prime delinquent loans	7,851	8,017	8,238	8,789	10,023	10,548	10,803	11,484
A minus and sub-prime delinquency rate	23.42%	23.02%	22.74%	23.30%	25.50%	25.68%	25.13%	25.59%

Pool Loans
Pool loans in-force	8,282	10,125	10,336	10,710	11,354	11,657	12,063	12,558
Pool delinquent loans	521	549	546	575	628	670	634	674
Pool delinquency rate	6.29%	5.42%	5.28%	5.37%	5.53%	5.75%	5.26%	5.37%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	December 31, 2014			September 30, 2014			December 31, 2013
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	28%	20%	7.89%	29%	20%	8.46%	32%	20%	11.02%
South Central(3)	8	16	4.50%	8	16	4.63%	8	16	5.85%
Northeast(4)	27	15	10.83%	26	15	11.03%	20	15	12.30%
Pacific(5)	10	12	4.51%	10	12	4.87%	11	12	6.47%
North Central(6)	10	12	5.35%	9	12	5.64%	11	11	7.39%
Great Lakes(7)	5	10	4.48%	6	10	4.64%	6	10	6.03%
New England(8)	5	6	6.34%	5	6	6.47%	4	6	7.74%
Mid-Atlantic(9)	5	5	6.32%	5	5	6.50%	5	5	8.18%
Plains(10)	2	4	4.39%	2	4	4.44%	3	5	5.46%

Total	100%	100%	6.31%	100%	100%	6.59%	100%	100%	8.24%

By State
California	4%	7%	3.09%	4%	7%	3.29%	4%	7%	4.27%
Texas	3%	7%	4.55%	3%	7%	4.57%	3%	7%	5.68%
New York	12%	6%	10.88%	12%	6%	11.14%	9%	7%	11.90%
Florida	19%	6%	12.61%	20%	6%	14.03%	22%	6%	19.50%
Illinois	6%	5%	6.76%	6%	5%	7.20%	7%	5%	9.67%
New Jersey	11%	4%	15.15%	10%	4%	15.12%	8%	4%	16.76%
Pennsylvania	4%	4%	7.78%	4%	4%	8.02%	3%	4%	9.73%
Ohio	2%	4%	5.06%	2%	4%	5.20%	2%	4%	6.69%
Georgia	3%	4%	6.39%	3%	4%	6.67%	3%	4%	8.48%
North Carolina	2%	3%	5.59%	2%	4%	5.97%	2%	4%	7.43%

(1)	Total reserves were $1,180 million, $1,239 million and $1,482 million as of December 31, 2014, September 30, 2014, and December 31, 2013, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2014		September 30, 2014		December 31, 2013
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%
Top 10 lenders	12,306	7.65%	12,337	7.79%	12,603	9.36%
Top 20 lenders	14,322	7.47%	14,309	7.63%	14,447	9.26%

Loan-to-value ratio
95.01% and above	$6,763	9.07%	$6,912	9.02%	$7,377	10.40%
90.01% to 95.00%	12,008	4.99%	11,412	5.36%	9,966	7.41%
80.01% to 90.00%	9,383	6.03%	9,230	6.40%	9,032	7.96%
80.00% and below	360	3.55%	372	3.51%	400	3.69%

Total	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%

Loan grade
Prime	$27,262	5.35%	$26,627	5.62%	$25,320	7.08%
A minus and sub-prime	1,252	23.42%	1,299	23.02%	1,455	25.50%

Total	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$27,845	6.20%	$27,228	6.49%	$25,996	8.18%
Bulk	388	4.87%	404	4.80%	432	5.58%
Adjustable rate mortgage
Flow	267	27.58%	279	27.78%	331	29.08%
Bulk	14	11.53%	15	12.11%	16	14.37%
Second mortgages	—	—%	—	—%	—	—%

Total	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%

Type of documentation
Alt-A
Flow	$392	28.71%	$410	29.79%	$475	30.82%
Bulk	29	11.25%	30	12.17%	30	12.44%
Standard(2)
Flow	27,720	6.08%	27,097	6.35%	25,852	8.03%
Bulk	373	4.74%	389	4.64%	418	5.45%

Total	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%

Mortgage term
15 years and under	$1,072	0.87%	$1,099	0.82%	$1,111	0.86%
More than 15 years	27,442	6.68%	26,827	7.00%	25,664	8.79%

Total	$28,514	6.31%	$27,926	6.59%	$26,775	8.24%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)	Standard also includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	December 31, 2014
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2003 and prior	6.31%	7.2%	$3,237	2.8%	$723	2.5%	16.59%
2004	5.73%	4.9	2,245	2.0	527	1.8	12.76%
2005	5.68%	12.0	4,616	4.0	1,231	4.3	14.36%
2006	5.92%	17.6	7,202	6.3	1,833	6.4	14.14%
2007	5.84%	37.5	17,356	15.2	4,355	15.3	13.31%
2008	5.37%	18.1	15,297	13.4	3,868	13.6	7.55%
2009	4.98%	0.7	2,571	2.2	588	2.1	2.00%
2010	4.69%	0.6	3,384	2.9	805	2.8	1.42%
2011	4.50%	0.5	4,570	4.0	1,141	4.0	1.04%
2012	3.79%	0.4	11,315	9.9	2,843	10.0	0.43%
2013	3.96%	0.4	19,086	16.7	4,726	16.6	0.31%
2014	4.39%	0.1	23,566	20.6	5,874	20.6	0.10%

Total	4.98%	100.0%	$114,445	100.0%	$28,514	100.0%	6.31%

	December 31, 2014		September 30, 2014
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	95.1%	6.24%	95.0%	6.51%
Second home	2.6	6.57%	2.6	7.00%
Non-owner occupied	2.3	7.95%	2.4	8.13%

Total	100.0%	6.31%	100.0%	6.59%

Property Type
Single family detached	88.9%	6.09%	88.8%	6.35%
Condominium and co-operative	9.6	7.06%	9.7	7.39%
Multi-family and other	1.5	13.10%	1.5	13.69%

Total	100.0%	6.31%	100.0%	6.59%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,180 million as of December 31, 2014.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$172	$186	$200	$176	$734	$159	$160	$156	$166	$641
Net investment income	56	50	56	53	215	67	53	68	69	257
Net investment gains (losses)	(18)	(24)	(3)	(17)	(62)	19	(24)	(9)	(52)	(66)
Insurance and investment product fees and other	53	52	53	54	212	55	56	53	100	264

Total revenues	263	264	306	266	1,099	300	245	268	283	1,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	65	62	54	239	48	49	51	43	191
Interest credited	31	30	29	29	119	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	136	138	155	135	564	135	162	140	179	616
Amortization of deferred acquisition costs and intangibles	42	36	40	42	160	35	28	38	18	119
Interest expense	88	84	91	98	361	89	90	89	94	362

Total benefits and expenses	355	353	377	358	1,443	337	357	347	366	1,407

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(92)	(89)	(71)	(92)	(344)	(37)	(112)	(79)	(83)	(311)
Provision (benefit) for income taxes	(174)	2	(23)	(50)	(245)	(14)	(22)	(28)	(26)	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	82	(91)	(48)	(42)	(99)	(23)	(90)	(51)	(57)	(221)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	—	2	6	(20)	(12)

NET INCOME (LOSS)	82	(91)	(48)	(42)	(99)	(23)	(88)	(45)	(77)	(233)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	9	11	1	10	31	(10)	11	—	21	22
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	—	20	—	—	20
Tax impact from potential business portfolio changes	(108)	—	—	—	(108)	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	3	—	3
(Income) loss from discontinued operations, net of taxes	—	—	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(17)	$(80)	$(47)	$(32)	$(176)	$(33)	$(59)	$(48)	$(36)	$(176)

Effective tax rate (operating loss)	79.0%	-10.5%	33.0%	57.5%	40.5%	37.5%	8.1%	35.9%	28.2%	27.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended December 31, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$172	$—	$—	$172
Net investment income	22	32	2	56
Net investment gains (losses)	(1)	(23)	6	(18)
Insurance and investment product fees and other	—	51	2	53

Total revenues	193	60	10	263

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	10	—	58
Interest credited	—	31	—	31
Acquisition and operating expenses, net of deferrals	110	22	4	136
Amortization of deferred acquisition costs and intangibles	28	13	1	42
Interest expense	12	—	76	88

Total benefits and expenses	198	76	81	355

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	(16)	(71)	(92)
Benefit for income taxes	(109)	(19)	(46)	(174)

INCOME (LOSS) FROM CONTINUING OPERATIONS	104	3	(25)	82

NET INCOME (LOSS)	104	3	(25)	82

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	13	(4)	9
Tax impact from potential business portfolio changes	(108)	—	—	(108)

NET OPERATING INCOME (LOSS)	$(4)	$16	$(29)	$(17)

Effective tax rate (operating income (loss))	21.7%	NM (2)	61.7%	79.0%

Three months ended December 31, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$158	$1	$—	$159
Net investment income	29	38	—	67
Net investment gains (losses)	4	24	(9)	19
Insurance and investment product fees and other	1	54	—	55

Total revenues	192	117	(9)	300

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	9	—	48
Interest credited	—	30	—	30
Acquisition and operating expenses, net of deferrals	107	21	7	135
Amortization of deferred acquisition costs and intangibles	27	9	(1)	35
Interest expense	8	1	80	89

Total benefits and expenses	181	70	86	337

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	47	(95)	(37)
Provision (benefit) for income taxes	(5)	15	(24)	(14)

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	32	(71)	(23)

NET INCOME (LOSS)	16	32	(71)	(23)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	(3)	(13)	6	(10)

NET OPERATING INCOME (LOSS)	$13	$19	$(65)	$(33)

Effective tax rate (operating income (loss))	-95.6%	28.1%	24.8%	37.5%

(1)	Includes inter-segment eliminations and non-core products.
(2)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Twelve months ended December 31, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$731	$3	$—	$734
Net investment income	101	129	(15)	215
Net investment gains (losses)	—	(66)	4	(62)
Insurance and investment product fees and other	5	209	(2)	212

Total revenues	837	275	(13)	1,099

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	202	37	—	239
Interest credited	—	119	—	119
Acquisition and operating expenses, net of deferrals	462	84	18	564
Amortization of deferred acquisition costs and intangibles	118	39	3	160
Interest expense	46	1	314	361

Total benefits and expenses	828	280	335	1,443

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	(5)	(348)	(344)
Benefit for income taxes	(107)	(19)	(119)	(245)

INCOME (LOSS) FROM CONTINUING OPERATIONS	116	14	(229)	(99)

NET INCOME (LOSS)	116	14	(229)	(99)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	34	(3)	31
Tax impact from potential business portfolio changes	(108)	—	—	(108)

NET OPERATING INCOME (LOSS)	$8	$48	$(232)	$(176)

Effective tax rate (operating income (loss))	5.8%	-1.0%	34.0%	40.5%

Twelve months ended December 31, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$636	$5	$—	$641
Net investment income	119	139	(1)	257
Net investment gains (losses)	27	(58)	(35)	(66)
Insurance and investment product fees and other	4	216	44	264

Total revenues	786	302	8	1,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	159	32	—	191
Interest credited	—	119	—	119
Acquisition and operating expenses, net of deferrals	433	81	102	616
Amortization of deferred acquisition costs and intangibles	106	6	7	119
Interest expense	42	2	318	362

Total benefits and expenses	740	240	427	1,407

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	46	62	(419)	(311)
Provision (benefit) for income taxes	7	13	(110)	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	39	49	(309)	(221)
Income (loss) from discontinued operations, net of taxes	—	—	(12)	(12)

NET INCOME (LOSS)	39	49	(321)	(233)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(18)	17	23	22
(Gains) losses on early extinguishment of debt, net	—	—	20	20
Expenses related to restructuring, net	3	—	—	3
(Income) loss from discontinued operations, net of taxes	—	—	12	12

NET OPERATING INCOME (LOSS)	$24	$66	$(266)	$(176)

Effective tax rate (operating income (loss))	-5.1%	25.5%	24.9%	27.4%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss) and Sales—International Protection Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$172	$185	$199	$175	$731	$158	$159	$154	$165	$636
Net investment income	22	27	22	30	101	29	26	31	33	119
Net investment gains (losses)	(1)	—	—	1	—	4	1	16	6	27
Insurance and investment product fees and other	—	2	2	1	5	1	1	1	1	4

Total revenues	193	214	223	207	837	192	187	202	205	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	52	56	46	202	39	40	41	39	159
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	117	126	109	462	107	106	110	110	433
Amortization of deferred acquisition costs and intangibles	28	30	30	30	118	27	25	26	28	106
Interest expense	12	10	9	15	46	8	9	11	14	42

Total benefits and expenses	198	209	221	200	828	181	180	188	191	740

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	5	2	7	9	11	7	14	14	46
Provision (benefit) for income taxes	(109)	3	—	(1)	(107)	(5)	3	5	4	7

INCOME FROM CONTINUING OPERATIONS	104	2	2	8	116	16	4	9	10	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	1	—	(1)	—	(3)	—	(11)	(4)	(18)
Tax impact from potential business portfolio changes	(108)	—	—	—	(108)	—	—	—	—	—
Expenses related to restructuring, net	—	—	—	—	—	—	—	3	—	3

NET OPERATING INCOME (LOSS)(1)	$(4)	$3	$2	$7	$8	$13	$4	$1	$6	$24

Effective tax rate (operating income (loss))	21.7%	47.7%	6.8%	-22.3%	5.8%	-95.6%	36.7%	38.7%	26.1%	-5.1%

Net Premiums Written
Northern Europe	$85	$94	$104	$115	$398	$104	$113	$106	$106	$429
Southern Europe	71	76	86	108	341	72	71	74	78	295
Structured Deals(2)	8	5	—	1	14	7	8	(10)	28	33
New Markets	8	7	15	11	41	9	9	14	21	53

Pre-Deposit Accounting Basis(3)	172	182	205	235	794	192	201	184	233	810

Deposit Accounting Adjustments	23	17	6	39	85	40	47	35	80	202

Total(4)	$149	$165	$199	$196	$709	$152	$154	$149	$153	$608

Loss Ratio	28%	28%	28%	26%	28%	25%	25%	26%	24%	25%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $(3) million and $9 million for the three and twelve months ended December 31, 2014, respectively.
(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(3)	This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis is not a substitute for net premiums written determined in accordance with GAAP.
(4)	Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $159 million and $701 million for the three and twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Loss) (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2014			3Q 2014			2Q 2014			1Q 2014			Total 2014
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$172	$30	$202	$185	$34	$219	$199	$41	$240	$175	$43	$218	$731	$148	$879
Net investment income	22	(7)	15	27	(10)	17	22	(7)	15	30	(10)	20	101	(34)	67
Net investment gains (losses)	(1)	—	(1)	—	—	—	—	—	—	1	—	1	—	—	—
Insurance and investment product fees and other	—	—	—	2	—	2	2	—	2	1	—	1	5	—	5

Total revenues	193	23	216	214	24	238	223	34	257	207	33	240	837	114	951

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	14	62	52	9	61	56	20	76	46	20	66	202	63	265
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	8	118	117	9	126	126	8	134	109	9	118	462	34	496
Amortization of deferred acquisition costs and intangibles	28	7	35	30	8	38	30	9	39	30	10	40	118	34	152
Interest expense	12	(6)	6	10	(2)	8	9	(3)	6	15	(6)	9	46	(17)	29

Total benefits and expenses	198	23	221	209	24	233	221	34	255	200	33	233	828	114	942

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	—	(5)	5	—	5	2	—	2	7	—	7	9	—	9
Provision (benefit) for income taxes	(109)	—	(109)	3	—	3	—	—	—	(1)	—	(1)	(107)	—	(107)

INCOME (LOSS) FROM CONTINUING OPERATIONS	104	—	104	2	—	2	2	—	2	8	—	8	116	—	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	1	—	1	—	—	—	(1)	—	(1)	—	—	—
Tax impact from potential business portfolio changes	(108)	—	(108)	—	—	—	—	—	—	—	—	—	(108)	—	(108)

NET OPERATING INCOME (LOSS)(1)	$(4)	$—	$(4)	$3	$—	$3	$2	$—	$2	$7	$—	$7	$8	$—	$8

Effective tax rate (operating income (loss))	21.7%		21.7%	47.7%		47.7%	6.8%		6.8%	-22.3%		-22.3%	5.8%		5.8%

Other Metrics:
Premiums	$172	$30	$202	$185	$34	$219	$199	$41	$240	$175	$43	$218	$731	$148	$879
Benefits and other changes in policy reserves	48	14	62	52	9	61	56	20	76	46	20	66	202	63	265
Commissions(2)	80	5	85	87	6	93	96	8	104	81	9	90	344	28	372

Margin before profit sharing	44	11	55	46	19	65	47	13	60	48	14	62	185	57	242
Profit share(2)	18	10	28	22	10	32	18	10	28	19	9	28	77	39	116

Underwriting profit(3)	$26	$1	$27	$24	$9	$33	$29	$3	$32	$29	$5	$34	$108	$18	$126

Loss Ratio	28%		31%	28%		28%	28%		32%	26%		30%	28%		30%

Underwriting Margin(3)	15%		13%	13%		15%	15%		13%	17%		16%	15%		14%

Combined Ratio(4)	108%		106%	108%		103%	107%		104%	106%		103%	107%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income (loss) available to Genworth Financial, Inc.’s common stockholders or to segment net operating income (loss). While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $(3) million and $9 million for the three and twelve months ended December 31, 2014, respectively.
(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)	The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2013			3Q 2013			2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Net investment income	29	(8)	21	26	(6)	20	31	(9)	22	33	(11)	22	119	(34)	85
Net investment gains (losses)	4	—	4	1	—	1	16	—	16	6	—	6	27	—	27
Insurance and investment product fees and other	1	—	1	1	—	1	1	—	1	1	—	1	4	—	4

Total revenues	192	35	227	187	41	228	202	43	245	205	51	256	786	170	956

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	11	118	106	6	112	110	13	123	110	9	119	433	39	472
Amortization of deferred acquisition costs and intangibles	27	8	35	25	13	38	26	11	37	28	14	42	106	46	152
Interest expense	8	1	9	9	—	9	11	(2)	9	14	(5)	9	42	(6)	36

Total benefits and expenses	181	35	216	180	41	221	188	43	231	191	51	242	740	170	910

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	—	11	7	—	7	14	—	14	14	—	14	46	—	46
Provision (benefit) for income taxes	(5)	—	(5)	3	—	3	5	—	5	4	—	4	7	—	7

INCOME FROM CONTINUING OPERATIONS	16	—	16	4	—	4	9	—	9	10	—	10	39	—	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	—	(3)	—	—	—	(11)	—	(11)	(4)	—	(4)	(18)	—	(18)
Expenses related to restructuring, net	—	—	—	—	—	—	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME	$13	$—	$13	$4	$—	$4	$1	$—	$1	$6	$—	$6	$24	$—	$24

Effective tax rate (operating income)	-95.6%		-95.6%	36.7%		36.7%	38.7%		38.7%	26.1%		26.1%	-5.1%		-5.1%

Other Metrics:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Commissions(1)	74	10	84	75	12	87	75	11	86	80	12	92	304	45	349

Margin before profit sharing	45	18	63	44	13	57	38	20	58	46	17	63	173	68	241
Profit share(1)	20	10	30	18	8	26	18	13	31	18	11	29	74	42	116

Underwriting profit(2)	$25	$8	$33	$26	$5	$31	$20	$7	$27	$28	$6	$34	$99	$26	$125

Loss Ratio	25%		27%	25%		30%	26%		30%	24%		32%	25%		30%

Underwriting Margin(2)	16%		16%	16%		15%	13%		13%	17%		15%	16%		15%

Combined Ratio(3)	109%		103%	108%		103%	115%		108%	107%		103%	110%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)	The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Income—Runoff Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$1	$1	$1	$3	$1	$1	$2	$1	$5
Net investment income	32	32	33	32	129	38	33	34	34	139
Net investment gains (losses)	(23)	(33)	3	(13)	(66)	24	(14)	(20)	(48)	(58)
Insurance and investment product fees and other	51	53	52	53	209	54	53	53	56	216

Total revenues	60	53	89	73	275	117	73	69	43	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	13	6	8	37	9	9	10	4	32
Interest credited	31	30	29	29	119	30	28	29	32	119
Acquisition and operating expenses, net of deferrals	22	22	20	20	84	21	18	22	20	81
Amortization of deferred acquisition costs and intangibles	13	5	10	11	39	9	2	8	(13)	6
Interest expense	—	—	1	—	1	1	—	1	—	2

Total benefits and expenses	76	70	66	68	280	70	57	70	43	240

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(16)	(17)	23	5	(5)	47	16	(1)	—	62
Provision (benefit) for income taxes	(19)	(5)	5	—	(19)	15	(5)	—	3	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	3	(12)	18	5	14	32	21	(1)	(3)	49

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	13	17	(3)	7	34	(13)	4	7	19	17

NET OPERATING INCOME	$16	$5	$15	$12	$48	$19	$25	$6	$16	$66

Effective tax rate (operating income)	NM (1)	48.2%	16.1%	25.1%	-1.0%	28.1%	-6.9%	40.9%	44.8%	25.5%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$5,763	$5,984	$5,990	$6,061	$6,061	$6,044	$5,983	$6,202	$6,141	$6,141
Deposits	9	12	13	16	50	19	19	18	20	76
Surrenders, benefits and product charges	(208)	(204)	(210)	(198)	(820)	(212)	(186)	(183)	(173)	(754)

Net flows	(199)	(192)	(197)	(182)	(770)	(193)	(167)	(165)	(153)	(678)
Interest credited and investment performance	102	(29)	191	111	375	210	228	(54)	214	598

Account value, end of the period	5,666	5,763	5,984	5,990	5,666	6,061	6,044	5,983	6,202	6,061

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,492	1,583	1,598	1,643	1,643	1,620	1,601	1,674	1,662	1,662
Deposits	1	2	4	3	10	4	4	2	3	13
Surrenders, benefits and product charges	(70)	(81)	(80)	(78)	(309)	(71)	(67)	(80)	(81)	(299)

Net flows	(69)	(79)	(76)	(75)	(299)	(67)	(63)	(78)	(78)	(286)
Interest credited and investment performance	32	(12)	61	30	111	90	82	5	90	267

Account value, net of reinsurance, end of the period	1,455	1,492	1,583	1,598	1,455	1,643	1,620	1,601	1,674	1,643

Variable Life Insurance
Account value, beginning of the period	311	317	313	316	316	302	293	301	292	292
Deposits	2	2	2	2	8	3	2	2	2	9
Surrenders, benefits and product charges	(9)	(10)	(8)	(11)	(38)	(9)	(10)	(11)	(9)	(39)

Net flows	(7)	(8)	(6)	(9)	(30)	(6)	(8)	(9)	(7)	(30)
Interest credited and investment performance	9	2	10	6	27	20	17	1	16	54

Account value, end of the period	313	311	317	313	313	316	302	293	301	316

Total	$7,434	$7,566	$7,884	$7,901	$7,434	$8,020	$7,966	$7,877	$8,177	$8,020

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of the period	$526	$667	$891	$896	$896	$1,036	$1,077	$1,970	$2,153	$2,153
Surrenders and benefits	(34)	(142)	(225)	(7)	(408)	(142)	(43)	(900)	(167)	(1,252)

Net flows	(34)	(142)	(225)	(7)	(408)	(142)	(43)	(900)	(167)	(1,252)
Interest credited	1	1	1	2	5	2	2	7	15	26
Foreign currency translation	—	—	—	—	—	—	—	—	(31)	(31)

Account value, end of the period	$493	$526	$667	$891	$493	$896	$1,036	$1,077	$1,970	$896

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2	(9)	1	(9)	(15)	—	(6)	3	2	(1)
Net investment gains (losses)	6	9	(6)	(5)	4	(9)	(11)	(5)	(10)	(35)
Insurance and investment product fees and other	2	(3)	(1)	—	(2)	—	2	(1)	43	44

Total revenues	10	(3)	(6)	(14)	(13)	(9)	(15)	(3)	35	8

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	4	(1)	9	6	18	7	38	8	49	102
Amortization of deferred acquisition costs and intangibles	1	1	—	1	3	(1)	1	4	3	7
Interest expense	76	74	81	83	314	80	81	77	80	318

Total benefits and expenses	81	74	90	90	335	86	120	89	132	427

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(77)	(96)	(104)	(348)	(95)	(135)	(92)	(97)	(419)
Provision (benefit) for income taxes	(46)	4	(28)	(49)	(119)	(24)	(20)	(33)	(33)	(110)

LOSS FROM CONTINUING OPERATIONS	(25)	(81)	(68)	(55)	(229)	(71)	(115)	(59)	(64)	(309)
Income (loss) from discontinued operations, net of taxes(2)	—	—	—	—	—	—	2	6	(20)	(12)

NET LOSS	(25)	(81)	(68)	(55)	(229)	(71)	(113)	(53)	(84)	(321)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	(4)	(7)	4	4	(3)	6	7	4	6	23
(Gains) losses on early extinguishment of debt, net	—	—	—	—	—	—	20	—	—	20
(Income) loss from discontinued operations, net of taxes	—	—	—	—	—	—	(2)	(6)	20	12

NET OPERATING LOSS	$(29)	$(88)	$(64)	$(51)	$(232)	$(65)	$(88)	$(55)	$(58)	$(266)

Effective tax rate (operating loss)	61.7%	-0.9%	28.8%	47.8%	34.0%	24.8%	6.3%	36.7%	33.5%	24.9%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results associated with discontinued operations related to the wealth management business prior to the sale on August 30, 2013.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Investments Summary

(amounts in millions)

		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$36,684	47%	$36,587	48%	$36,726	48%	$35,526	48%	$34,666	48%
Private fixed maturity securities		11,630	15	11,493	15	11,608	15	11,125	15	10,563	15
Residential mortgage-backed securities(1)		5,094	7	5,003	7	5,057	7	4,945	7	5,069	7
Commercial mortgage-backed securities		2,491	3	2,517	3	2,630	3	2,656	4	2,639	4
Other asset-backed securities		3,669	5	3,770	5	3,700	5	3,343	4	3,119	4
Tax-exempt		361	—	356	—	353	—	317	—	295	—
Non-investment grade fixed maturity securities		2,518	3	2,591	4	2,286	3	2,332	3	2,278	3
Equity securities:
Common stocks and mutual funds		194	—	221	—	227	—	260	—	258	—
Preferred stocks		88	—	92	—	93	—	89	—	83	—
Commercial mortgage loans		6,100	8	6,077	8	5,986	8	5,894	8	5,899	8
Restricted commercial mortgage loans related to securitization entities		201	—	209	—	217	—	227	—	233	—
Policy loans		1,501	2	1,512	2	1,514	2	1,438	2	1,434	2
Cash, cash equivalents and short-term investments		5,218	7	3,655	5	4,220	5	4,492	6	4,434	6
Securities lending		289	1	339	—	277	—	261	—	187	—
Other invested assets:	Limited partnerships	252	—	262	—	263	1	267	—	282	1
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	639	1	252	—	197	—	137	—	79	—
	Other cash flow	6	—	10	—	20	—	30	—	46	—
	Fair value	—	—	—	—	—	—	—	—	1	—
	Equity index options—non-qualified	17	—	11	—	4	—	11	—	13	—
	Other non-qualified	470	—	391	1	395	1	352	1	332	1
	Trading portfolio	241	—	226	—	226	—	247	—	239	—
	Counterparty collateral	—	—	521	1	417	1	355	1	199	—
	Restricted other invested assets related to securitization entities	411	1	404	1	404	1	398	1	391	1
	Other	82	—	91	—	82	—	83	—	88	—

Total invested assets and cash		$78,156	100%	$76,590	100%	$76,902	100%	$74,785	100%	$72,827	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,743	34%	$15,459	33%	$15,552	33%	$15,338	34%	$15,148	34%
AA		4,844	10	4,957	11	5,056	11	4,759	10	4,627	11
A		13,887	30	13,823	30	13,470	29	12,920	29	12,488	28
BBB		10,612	23	10,753	23	11,162	24	10,847	24	10,720	24
BB		1,362	3	1,388	3	1,232	3	1,251	3	1,148	3
B		76	—	78	—	82	—	87	—	132	—
CCC and lower		112	—	113	—	113	—	114	—	112	—

Total public fixed maturity securities		$46,636	100%	$46,571	100%	$46,667	100%	$45,316	100%	$44,375	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,597	10%	$1,585	10%	$1,636	10%	$1,554	10%	$1,483	11%
AA		2,104	14	1,902	12	1,800	12	1,661	11	1,570	11
A		4,928	31	5,034	32	5,027	32	4,593	31	4,331	30
BBB		6,214	39	6,213	39	6,371	40	6,240	42	5,984	42
BB		794	5	838	5	723	5	740	5	736	5
B		95	1	95	1	57	—	57	—	56	—
CCC and lower		79	—	79	1	79	1	83	1	94	1

Total private fixed maturity securities		$15,811	100%	$15,746	100%	$15,693	100%	$14,928	100%	$14,254	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$6,000	10%	$5,642	9%	$5,483	9%	$5,214	9%	$4,810	8%
Tax-exempt	362	1	356	1	353	1	317	—	295	—
Foreign government	2,106	3	2,035	3	2,132	3	2,153	4	2,146	4
U.S. corporate	27,200	44	26,956	43	26,847	43	26,060	43	25,035	43
Foreign corporate	15,132	24	15,637	25	15,749	25	15,141	25	15,071	26
Residential mortgage-backed securities	5,240	8	5,155	8	5,212	8	5,102	8	5,225	9
Commercial mortgage-backed securities	2,702	4	2,728	5	2,845	5	2,881	5	2,898	5
Other asset-backed securities	3,705	6	3,808	6	3,739	6	3,376	6	3,149	5

Total fixed maturity securities	$62,447	100%	$62,317	100%	$62,360	100%	$60,244	100%	$58,629	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,687	19%	$7,771	19%	$7,908	19%	$7,506	19%	$7,382	19%
Utilities and energy	9,931	25	9,901	25	9,890	24	9,494	24	9,213	24
Consumer—non-cyclical	4,773	12	4,778	12	4,825	12	4,837	12	4,669	12
Consumer—cyclical	2,427	6	2,425	6	2,408	6	2,337	6	2,282	6
Capital goods	2,402	6	2,364	6	2,402	6	2,335	6	2,238	6
Industrial	2,906	7	2,948	7	2,885	7	2,734	7	2,595	7
Technology and communications	3,113	8	3,142	8	3,066	8	2,978	8	2,867	8
Transportation	1,687	4	1,729	4	1,702	4	1,653	4	1,595	4
Other	5,347	13	5,411	13	5,699	14	5,469	14	5,471	14

Subtotal	40,273	100%	40,469	100%	40,785	100%	39,343	100%	38,312	100%

Non-Investment Grade:
Finance and insurance	465	23%	483	23%	306	17%	332	18%	337	19%
Utilities and energy	339	17	389	18	338	19	335	18	297	16
Consumer—non-cyclical	229	11	211	10	217	12	229	12	194	11
Consumer—cyclical	83	4	64	3	55	3	60	3	71	4
Capital goods	232	11	291	14	297	16	291	15	295	16
Industrial	296	14	265	12	252	14	254	14	267	15
Technology and communications	336	16	358	17	318	17	330	18	316	18
Transportation	19	1	20	1	16	1	15	1	5	—
Other	60	3	43	2	12	1	12	1	12	1

Subtotal	2,059	100%	2,124	100%	1,811	100%	1,858	100%	1,794	100%

Total	$42,332	100%	$42,593	100%	$42,596	100%	$41,201	100%	$40,106	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,326	4%	$2,640	4%	$2,784	4%	$3,118	5%	$2,974	5%
Due after one year through five years	11,410	19	11,009	18	10,701	17	10,257	17	10,187	17
Due after five years through ten years	12,496	20	13,113	21	13,401	22	12,915	21	12,526	22
Due after ten years	24,568	39	23,864	38	23,678	38	22,595	38	21,670	37

Subtotal	50,800	82	50,626	81	50,564	81	48,885	81	47,357	81
Mortgage and asset-backed securities	11,647	18	11,691	19	11,796	19	11,359	19	11,272	19

Total fixed maturity securities	$62,447	100%	$62,317	100%	$62,360	100%	$60,244	100%	$58,629	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,673	27%	$1,651	27%	$1,565	26%	$1,526	26%	$1,535	26%
Pacific	1,636	27	1,646	27	1,607	27	1,601	27	1,590	27
Middle Atlantic	826	14	835	14	812	13	823	14	828	14
Mountain	536	9	531	9	514	9	494	8	478	8
East North Central	397	7	392	6	409	7	399	7	404	7
West North Central	382	6	374	6	366	6	370	6	377	6
West South Central	268	4	267	5	254	4	238	4	241	4
New England	264	4	265	4	350	6	335	6	337	6
East South Central	141	2	140	2	136	2	138	2	142	2

Subtotal	6,123	100%	6,101	100%	6,013	100%	5,924	100%	5,932	100%

Allowance for losses	(22)		(24)		(27)		(30)		(33)
Unamortized fees and costs	(1)		—		—		—		—

Total	$6,100		$6,077		$5,986		$5,894		$5,899

Property Type
Retail	$2,150	35%	$2,147	35%	$2,162	36%	$2,103	36%	$2,073	35%
Office	1,643	27	1,642	27	1,533	26	1,509	25	1,558	26
Industrial	1,597	26	1,606	26	1,585	26	1,580	27	1,581	27
Apartments	494	8	499	8	480	8	493	8	491	8
Mixed use/other	239	4	207	4	253	4	239	4	229	4

Subtotal	6,123	100%	6,101	100%	6,013	100%	5,924	100%	5,932	100%

Allowance for losses	(22)		(24)		(27)		(30)		(33)
Unamortized fees and costs	(1)		—		—		—		—

Total	$6,100		$6,077		$5,986		$5,894		$5,899

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$24		$27		$30		$33		$36
Release	(2)		(3)		(3)		(3)		(3)

Ending balance	$22		$24		$27		$30		$33

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,411	40%	$2,445	40%	$2,415	40%	$2,405	41%	$2,435	41%
$5 million but less than $10 million	1,729	28	1,704	28	1,687	28	1,645	28	1,638	28
$10 million but less than $20 million	1,490	24	1,498	25	1,380	23	1,376	23	1,358	23
$20 million but less than $30 million	254	4	256	4	232	4	204	3	205	3
$30 million and over	239	4	198	3	299	5	294	5	296	5

Total	$6,123	100%	$6,101	100%	$6,013	100%	$5,924	100%	$5,932	100%

Commercial Mortgage Loan Information by Vintage as of December 31, 2014

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$722	393	$2	37%	$—	—	$—
2005	875	225	$4	53%	—	—	$—
2006	802	215	$4	59%	2	1	$2
2007	664	148	$4	68%	—	—	$—
2008	230	51	$5	63%	6	1	$6
2009	—	—	$—	—%	—	—	$—
2010	115	54	$2	44%	—	—	$—
2011	264	53	$5	56%	—	—	$—
2012	647	94	$7	60%	—	—	$—
2013	845	138	$6	64%	—	—	$—
2014	959	150	$—	69%	—	—	$—

Total	$6,123	1,521	$4	59%	$8	2	$4

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of December 31, 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$666	$651	$666	$648	$2,631	$663	$651	$672	$656	$2,642
Fixed maturity securities—non-taxable	3	3	3	3	12	2	3	2	2	9
Commercial mortgage loans	87	82	81	83	333	91	81	81	82	335
Restricted commercial mortgage loans related to securitization entities	3	3	4	4	14	1	8	7	7	23
Equity securities	3	3	4	4	14	4	3	6	4	17
Other invested assets	37	36	26	39	138	33	33	33	46	145
Limited partnerships	2	10	13	11	36	24	8	6	2	40
Restricted other invested assets related to securitization entities	2	1	1	1	5	4	—	—	—	4
Policy loans	34	32	32	31	129	32	33	32	32	129
Cash, cash equivalents and short-term investments	5	7	7	5	24	4	4	5	7	20

Gross investment income before expenses and fees	842	828	837	829	3,336	858	824	844	838	3,364
Expenses and fees	(23)	(23)	(24)	(24)	(94)	(23)	(23)	(23)	(24)	(93)

Net investment income	$819	$805	$813	$805	$3,242	$835	$801	$821	$814	$3,271

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.6%	4.7%	4.6%	4.6%	4.7%	4.7%	4.9%	4.7%	4.8%
Fixed maturity securities—non-taxable	3.5%	3.4%	3.5%	3.7%	3.5%	2.6%	4.2%	2.9%	2.7%	3.1%
Commercial mortgage loans	5.7%	5.4%	5.5%	5.6%	5.6%	6.2%	5.5%	5.5%	5.6%	5.7%
Restricted commercial mortgage loans related to securitization entities	5.8%	6.6%	6.7%	7.0%	6.6%	1.5%	10.5%	8.6%	8.4%	7.6%
Equity securities	4.5%	4.2%	5.3%	5.1%	4.8%	4.7%	3.2%	5.7%	3.4%	4.2%
Other invested assets	62.4%	58.6%	40.5%	56.9%	54.6%	44.9%	42.1%	29.4%	28.3%	32.8%
Limited partnerships(1)	3.1%	15.3%	19.6%	16.1%	13.6%	33.2%	10.4%	7.5%	2.4%	12.8%
Restricted other invested assets related to securitization entities	2.1%	1.0%	1.0%	1.0%	1.3%	4.2%	—%	—%	—%	1.1%
Policy loans	9.0%	8.5%	8.7%	8.6%	8.7%	8.3%	7.9%	7.8%	8.0%	8.1%
Cash, cash equivalents and short-term investments	0.5%	0.7%	0.6%	0.4%	0.5%	0.4%	0.4%	0.5%	0.7%	0.5%

Gross investment income before expenses and fees	4.7%	4.7%	4.7%	4.7%	4.7%	4.9%	4.8%	4.9%	4.8%	4.8%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.6%	4.6%	4.6%	4.6%	4.6%	4.8%	4.7%	4.8%	4.7%	4.7%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 73 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2014					2013
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$1	$5	$(6)	$(9)	$(9)	$(5)	$1	$22	$4	$22
U.S. government, agencies and government-sponsored enterprises	1	—	2	—	3	5	2	1	—	8
Foreign corporate	1	2	13	(2)	14	1	—	8	1	10
Foreign government	1	—	—	—	1	2	(2)	8	4	12
Tax-exempt	—	—	—	(1)	(1)	—	—	—	(2)	(2)
Mortgage-backed securities	—	(1)	—	—	(1)	(2)	(9)	(15)	(20)	(46)
Asset-backed securities	—	—	—	—	—	(6)	(5)	(11)	(8)	(30)
Equity securities	1	2	6	1	10	5	6	8	3	22
Foreign exchange	—	—	1	—	1	—	—	—	—	—

Total net realized gains (losses) on available-for-sale securities	5	8	16	(11)	18	—	(7)	21	(18)	(4)

Impairments:
Sub-prime residential mortgage-backed securities	—	—	—	—	—	(1)	(1)	—	(2)	(4)
Alt-A residential mortgage-backed securities	—	(1)	—	—	(1)	—	—	—	—	—

Total sub-prime and Alt-A residential mortgage-backed securities	—	(1)	—	—	(1)	(1)	(1)	—	(2)	(4)

Commercial mortgage-backed securities	—	—	—	—	—	(2)	(1)	(2)	(1)	(6)
Corporate fixed maturity securities	—	—	—	—	—	—	—	—	(4)	(4)
Financial hybrid securities	—	(3)	—	—	(3)	—	—	—	—	—
Commercial mortgage loans	—	—	(1)	(1)	(2)	—	(1)	(2)	—	(3)

Total impairments	—	(4)	(1)	(1)	(6)	(3)	(3)	(4)	(7)	(17)

Net unrealized gains (losses) on trading securities	10	3	5	8	26	(5)	(5)	(11)	6	(15)
Derivative instruments	(24)	(25)	(4)	(14)	(67)	9	(12)	(2)	(27)	(32)
Limited partnerships	—	—	(1)	—	(1)	—	(2)	—	—	(2)
Commercial mortgage loans held-for-sale market valuation allowance	2	2	2	2	8	(1)	2	1	1	3
Contingent purchase price valuation change	—	(1)	—	—	(1)	—	—	(1)	1	—
Net gains (losses) related to securitization entities	1	(1)	6	4	10	17	13	9	6	45
Other	—	—	—	—	—	—	—	—	(1)	(1)

Net investment gains (losses), net of taxes	(6)	(18)	23	(12)	(13)	17	(14)	13	(39)	(23)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	1	6	1	1	9	—	4	5	12	21
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	1	2	(4)	1	—	(2)	(3)	(3)	(1)	(9)

Net investment gains (losses), net	$(4)	$(10)	$20	$(10)	$(4)	$15	$(13)	$15	$(28)	$(11)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(1,244)	$(276)	$676	$641	$560
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,532	$11,770	$11,833	$11,699	$11,550
GAAP Basis ROE(1)/(2)	-10.8%	-2.3%	5.7%	5.5%	4.8%

Operating ROE
Net operating income for the twelve months ended(1)	$(381)	$228	$684	$659	$616
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,532	$11,770	$11,833	$11,699	$11,550
Operating ROE(1)/(2)	-3.3%	1.9%	5.8%	5.6%	5.3%

Quarterly Average ROE	Three months ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(760)	$(844)	$176	$184	$208
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,854	$11,651	$12,051	$11,942	$11,758
Annualized GAAP Quarterly Basis ROE(3)/(4)	-28.0%	-29.0%	5.8%	6.2%	7.1%

Operating ROE
Net operating income (loss) for the period ended(3)	$(416)	$(317)	$158	$194	$193
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,854	$11,651	$12,051	$11,942	$11,758
Annualized Operating Quarterly Basis ROE(3)/(4)	-15.3%	-10.9%	5.2%	6.5%	6.6%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Reconciliation of Core Yield

		2014					2013
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$78.2	$76.6	$76.9	$74.8	$78.2	$72.8	$73.1	$72.2	$76.5	$72.8
	Subtract:
	Securities lending	0.3	0.3	0.3	0.3	0.3	0.2	0.2	0.2	0.2	0.2
	Unrealized gains (losses)	6.7	5.4	5.6	4.3	6.7	2.8	3.3	3.7	6.7	2.8
	Derivative counterparty collateral	—	0.5	0.4	0.4	—	0.2	0.3	0.4	0.6	0.2

	Adjusted end of period invested assets and cash	$71.2	$70.4	$70.6	$69.8	$71.2	$69.6	$69.3	$67.9	$69.0	$69.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.8	$70.5	$70.2	$69.7	$70.3	$69.5	$68.6	$68.5	$69.4	$69.0
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.3	0.3	0.2	0.3	0.3

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	70.6	70.3	70.0	69.5	70.1	69.2	68.3	68.3	69.1	68.7
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	3.9	4.0	4.2	4.3	4.1	4.4	4.6	5.2	5.7	5.0

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$66.7	$66.3	$65.8	$65.2	$66.0	$64.8	$63.7	$63.1	$63.4	$63.7

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$819	$805	$813	$805	$3,242	$835	$801	$821	$814	$3,271
	Subtract:
	Bond calls and commercial mortgage loan prepayments	18	17	7	10	52	8	15	14	10	47
	Reinsurance(3)	14	19	13	22	68	20	17	21	22	80
	Other non-core items(4)	12	(18)	12	5	11	17	4	19	2	42
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	2	3	3	3	11	3	4	4	4	15

(E)	Core Net Investment Income	773	784	778	765	3,100	787	761	763	776	3,087
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	21	22	23	21	87	27	24	25	25	101

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$752	$762	$755	$744	$3,013	$760	$737	$738	$751	$2,986

(D) / (A)	Reported Yield	4.63%	4.57%	4.63%	4.62%	4.61%	4.81%	4.67%	4.79%	4.69%	4.74%
(E) / (B)	Core Yield	4.38%	4.46%	4.45%	4.40%	4.42%	4.55%	4.46%	4.47%	4.49%	4.49%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.51%	4.60%	4.59%	4.56%	4.57%	4.69%	4.63%	4.68%	4.74%	4.68%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(4)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Financial Strength Ratings

As of February 10, 2015, the company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	BBB+	A3	A
Genworth Life and Annuity Insurance Company	BBB+	A3	A
Genworth Life Insurance Company of New York	BBB+	A3	A

As of February 10, 2015, the company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB-	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	A+	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BB+	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	Not rated	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

As of February 10, 2015, the company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

Financial Strength Ratings  (continued)

S&P states that an insurer rated “A” (Strong) has strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BBB” (Good), or “BB” (Marginal) have strong, good, or marginal financial security characteristics, respectively. The “A”, “BBB” and “BB” ranges are the third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+”, “A-”, “BBB+”, “BB+” and “BB-” ratings are the fifth-, seventh-, eigth-, eleventh- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba1” ratings are the seventh- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Amy Corbin, 804-662-2685

Amy.Corbin@genworth.com